UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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Soliciting Material under §240.14a-12

PACIRA BIOSCIENCES, INC.

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PACIRA

BIOSCIENCES, INC.

2024

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

OUR MISSION	To provide an opioid alternative to as many patients as possible using enhanced recovery after surgery multimodal protocols and opioids for rescue only
OUR VISION	To be the global leader in delivering innovative non-opioid pain management and regenerative health solutions
OUR VALUES
Patients: Their safety and welfare are our top priority at all times
People: Our greatest asset
Passion: We are passionate about what we do
Think: Our thoughts are shared generously
Trust: Building trust is essential
Teamwork: The cornerstone of our business success

Advancing Patient Care
Pacira BioSciences, Inc. (Nasdaq: PCRX) is the industry leader in its commitment to non-opioid pain management and regenerative health solutions to improve patients’ journeys along the neural pain pathway.
The company’s long-acting local analgesic, EXPAREL® (bupivacaine liposome injectable suspension) was commercially launched in the United States in 2012. EXPAREL utilizes the company’s proprietary multivesicular liposome (pMVL) drug delivery technology that encapsulates drugs without altering their molecular structure and releases them over a desired period of time.
In 2019, Pacira acquired the ioveraº® system, a handheld cryoanalgesia device used to deliver precise, controlled doses of cold temperature only to targeted nerves, and in 2021, Pacira acquired ZILRETTA® (triamcinolone acetonide extended-release injectable suspension), the first and only extended-release, intra-articular, corticosteroid injection indicated for the management of osteoarthritis knee pain.

I am honored to take the helm at Pacira in order to advance our mission and fulfill the pressing need for safe and effective opioid-sparing pain management solutions.
With market-leading products, a clear sense of purpose, a talented team, and an unwavering commitment to transforming the lives of patients by expanding access to opioid-sparing pain management, Pacira is the Therapeutic Area Leader. I am particularly impressed by the team’s steadfast commitment to working with top medical societies and patient organizations to bring the NOPAIN legislation over the finish line.
After spending a significant amount of my early tenure listening and learning, there is no doubt the Pacira team is highly committed to our corporate mission and care deeply about the impact our three trusted products are making on patients’ lives. Consequently, I am even more enthusiastic for Pacira and the patients we serve. This is a special company that I am humbled and honored to lead through its next phase of growth.

FRANK D. LEE Chief Executive Officer

EXPAREL® (bupivacaine liposome injectable suspension) is an extended-release local anesthetic administered at the time of surgery to control pain and reduce or eliminate the use of opioids for acute postsurgical pain. EXPAREL turns off the body’s pain signals, numbing the area where surgery has occurred for several days following the procedure. To date, EXPAREL has been used in over 14 million patients.
EXPAREL is the only non-opioid, single-dose, long-acting local analgesic approved for infiltration, field block, interscalene brachial plexus nerve block, sciatic nerve block in the popliteal fossa, and adductor canal block.

ZILRETTA® (triamcinolone acetonide extended-release injectable suspension) is the first and only extended-release, intra-articular, corticosteroid injection indicated for the management of osteoarthritis knee pain.
ZILRETTA employs a proprietary microsphere technology combining triamcinolone acetonide—a commonly administered, immediate-release corticosteroid—with a poly lactic-co-glycolic acid matrix to provide extended pain relief.
The ioveraº® system is a novel, FDA-approved non-opioid treatment that alleviates pain through a mechanism known as cryoanalgesia, which applies intensely focused cold therapy to a specific nerve to interrupt its ability to transmit a pain signal. Results can be felt immediately after ioveraº treatment with pain relief that can last three months, and in some cases longer, as the nerve regenerates over time.

Pacira BioSciences, Inc. 5401 West Kennedy Boulevard Suite 890 Tampa, Florida 33609 www.pacira.com
A Message from Our Chief Executive Officer
FRANK D. LEE
Chief Executive Officer
Pacira has market-leading products, a clear sense of purpose, a talented team, and an unwavering commitment to our corporate mission and the impact that our three trusted products are making on patients’ lives. Consequently, we are enthusiastic for the opportunities that lie ahead for Pacira and the patients we serve.
To Our Stockholders,
2023 Accomplishments
2023 marked our tenth consecutive year of positive operating cash flows and we are on strong financial and operational footing to expand our position as the Therapeutic Area Leader in opioid-sparing postsurgical pain management. 2024 will be a key setup year to ensure we are well-positioned to drive significant and sustainable growth in 2025 and beyond. To that end, we are reshaping our executive team, reallocating ex-U.S. and early-stage development resources to the U.S. market, and reprioritizing investments to focus on the start of the Non-Opioids Prevent Addiction in the Nation (“NOPAIN”) Act and operational excellence.
EXPAREL drove profitability through its continued acceptance among healthcare providers as the market’s leading branded long-acting, local analgesic for opioid-sparing postsurgical pain management. Now in its thirteenth year on the market, EXPAREL has treated more than 14 million patients, which reflects the significant impact we are making on patients’ lives.
Among our key accomplishments in 2023 were the regulatory approvals for two key lower extremity nerve blocks and the inclusion of NOPAIN in Congress’s bipartisan Consolidated Appropriations Act of 2023.
This year we are launching EXPAREL for lower extremity nerve blocks to our customers, which we believe is going to grow into a $100 million annual opportunity over time. We have a strong presence in total knee arthroplasty (“TKA”), where anesthesiologists are already performing adductor canal blocks with bupivacaine. Consequently, we expect a faster uptake in this segment, which represents more than one million annual procedures. Conversely, we have a very limited presence in other lower extremity procedures, such as anterior cruciate ligament (“ACL”) repair or foot and ankle procedures. We expect uptake in these segments to be slower. Importantly, we are going to market with an overwhelmingly positive body of data from two head-to-head Phase 3 studies demonstrating four days of superiority to bupivacaine. With respect to safety, EXPAREL was well tolerated with a safety profile consistent with bupivacaine.
As for NOPAIN, this legislation is a real testament to Pacira’s leadership in non-opioid pain management. We believe NOPAIN will be significant for both patients and Pacira. Currently, products used to manage postsurgical pain are largely reimbursed as part of a bundled procedure payment. Bundled reimbursement incentivizes the use of cheaper, generic approaches to managing postsurgical pain that often incorporate opioids. Financial pressures facing healthcare systems further incentivize cost-driven approaches. Pacira recognized early on that bundled reimbursement caused the surgical suite to become an unintended and alarming gateway to chronic opioid use. The company started Voices for Non-Opioid Choices—a nonpartisan coalition that is the champion

MESSAGE FROM OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER
behind getting NOPAIN over the finish line. NOPAIN mandates separate CMS reimbursement of non-opioid therapies for postsurgical pain relief across all outpatient settings. It will eliminate the cost barrier through separate reimbursement outside of the surgical bundle for outpatient procedures beginning in January 2025.
Our Mission and Culture
Pacira has market-leading products, a clear sense of purpose, a talented team, and an unwavering commitment to our corporate mission and the impact that our three trusted products are making on patients’ lives. Consequently, we are enthusiastic for the opportunities that lie ahead for Pacira and the patients we serve. This is a special company that I am both humbled and honored to lead through its next phase of growth. Going forward, we will focus on fostering a culture we call One Pacira, grounded on key values and behaviors that include trust, transparency, two-way communication, talent development, and diversity, equity, and inclusion. Throughout my career, I have experienced firsthand how a positive corporate culture plays an essential role in attracting and retaining top talent and driving strong organizational and operational performance.
Commitment to Sustainability
Pacira’s longstanding commitment to sustainability was one of the driving factors behind my decision to join the Company. Our team holds a strong and shared belief that responsible corporate citizenship and sustainable performance are vital to the health of our Company. We’re driving opioid-sparing innovation every day to provide better ways to manage pain safely and effectively, with a commitment to our patients, our culture, and our communities at the core of everything we do.
While we have achieved much, our work is not yet done. In 2024, our Compensation Committee has tied nearly one-third of our corporate goals to be centered around Culture and People. This includes investment in employee development and advancement of our Environmental, Social and Governance (“ESG”) programs.
Building Shareholder Value
Looking ahead, we will hold ourselves accountable to build real shareholder value. We have a commercial portfolio of three best-in-class opioid-sparing products and we remain confident in our ability to grow EXPAREL to blockbuster status by advancing key growth drivers in 2024 and beyond. These include launching EXPAREL in two new lower extremity nerve block indications, preparing for the rollout of NOPAIN in 2025, and expanding patient access to EXPAREL through 340B drug program pricing and new group purchasing organization partnerships.
I want to thank you, our shareholders, and partners on this journey, for the warm welcome and encouragement I’ve received since taking the helm at Pacira.
Together, we are changing the course of pain management and, hopefully, saving patients from the deadly effects of opioid addiction.
All the best,
Chief Executive Officer

Notice of the 2024 Annual Meeting of Stockholders of Pacira BioSciences, Inc.
When
Tuesday, June 11, 2024 1:30 p.m. Pacific Time
Where
Pacira Offices 10410 Science Center Drive San Diego, California 92121
Record Date

Only stockholders of record at the close of business on April 15, 2024 are entitled to notice of, and to vote at, the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) or any adjournment thereof.

	Items of Business	Board Recommendation	Page Reference
1	Election of four Class I directors to our board of directors to serve until the 2027 Annual Meeting of Stockholders	FOR each nominee	17
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR	43
3	Approval, on an advisory basis, of the compensation of our named executive officers	FOR	51
4	Transact any other business properly brought before the Annual Meeting

How to Vote
YOUR VOTE IS VERY IMPORTANT. Even if you plan to attend the Annual Meeting, we encourage you to vote as soon as possible using one of the following methods.	Have your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form with your 16-digit control number and follow the instructions.
	Internet	Telephone	Mobile Device	Mail	At the Annual Meeting
REGISTERED HOLDERS	www.proxyvote.com	Within the United States and Canada, 1-800-690-6903 (toll-free)	Scan the QR code	Return a properly executed proxy card	In person
BENEFICIAL OWNERS (HOLDERS IN STREET NAME)	www.proxyvote.com	Within the United States and Canada, 1-800-454-8683 (toll-free)	Scan the QR code	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank, trustee, or other nominee makes available
In person. However, since you are not a stockholder of record you may not vote your shares in person at the Annual Meeting without obtaining a legal proxy from your broker, bank, trustee, or other nominee or custodian.

DEADLINE	11:59 p.m. Eastern Time on June 10, 2024, if you are a registered holder		If you are a beneficial owner, please refer to the information provided by your broker, bank or other nominee

Notice of the 2024 Annual Meeting of Stockholders of Pacira BioSciences, Inc.
You can find more information, including the nominees for directors and details regarding our independent registered public accounting firm and executive compensation in the attached proxy statement.
The list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders for any purpose germane to the Annual Meeting, upon request, for the 10 days prior to the Annual Meeting at our principal executive office, 5401 West Kennedy Boulevard, Suite 890, Tampa, Florida 33609.
Please read the enclosed information carefully before submitting your proxy.

By Order of the Board of Directors, Chief Administrative Officer and Secretary Pacira BioSciences, Inc. 5401 West Kennedy Boulevard Suite 890 Tampa, Florida 33609 April 22, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2024
This proxy statement and our annual report to stockholders are available at www.proxyvote.com

The Notice of Annual Meeting of Shareholders, this Proxy Statement and our 2023 Annual Report on Form 10-K are available on our website at investor.pacira.com. The information that appears on or is accessible through our website is not part of, and is not incorporated by reference into, this Proxy Statement. You can also view these materials at www.proxyvote.com by using the 16-digit control number provided on your proxy card or the Notice.

Pursuant to rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of these materials, lowers the costs of our Annual Meeting, and reduces the environmental impact of mailing printed copies.

Accordingly, on or about April 22, 2024, we first mailed to each of our stockholders, other than those who previously requested electronic or paper delivery, a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including the Notice of Annual Meeting of Stockholders, this Proxy Statement and our 2023 Annual Report on Form 10-K, on the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials and a proxy card or voting instruction form. If you received the Notice by mail or our proxy materials by e-mail, you will not receive a printed copy of the proxy materials unless you request one. If you received paper copies of our proxy materials, you may also view these materials on our website at www.proxyvote.com.

2	2024 PROXY STATEMENT SUMMARY
2	About Pacira
2	2023 Business Highlights and Performance
3	Corporate Governance Highlights
3	Corporate Social Responsibility
6	Opioid Reduction Mission
9	Stockholder Engagement
10	Board of Directors Overview
14	Executive Compensation Highlights
17	CORPORATE GOVERNANCE AND BOARD MATTERS
17	Proposal 1—Election of Class I Directors
17	Board Composition
18	Nominees for Election
21	Directors Continuing in Office
27	Director Nomination Process
28	Board Elects Independent Board Chair • NEW •
28	Majority Vote Director Resignation Policy
28	Board Meeting Annual Schedule
28	Director Independence
29	Board Committees
32	Board and Committee Meetings Attendance
32	Director Attendance at Annual Meeting of Stockholders
32	Code of Business Conduct and Ethics
33	Corporate Governance Documents
33	Board Leadership Structure and Board’s Role in Risk Oversight
36	Anti-Hedging and Anti-Pledging Policy
36	Communication with the Board
36	Related Person Transactions
38	Shareholder Rights • NEW •
39	Director Compensation
41	Director Stock Ownership Guidelines
43	AUDIT MATTERS
43	Proposal 2—Ratification of the Appointment of Independent Auditors
43	Annual Evaluation and Selection of KPMG LLP
44	Auditor Fees
44	Audit Committee Pre-Approval Policy and Procedures
45	Report of the Audit Committee
47	EXECUTIVE OFFICERS
51	EXECUTIVE COMPENSATION
51	Proposal 3—Advisory Vote to Approve Executive Compensation
52	Compensation Discussion and Analysis
69	Compensation Committee Report
70	Compensation Tables
80	Pay Versus Performance
85	CEO Pay Ratio
87	STOCK OWNERSHIP INFORMATION
87	Principal Stockholders
91	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
96	ADDITIONAL INFORMATION
96	Householding
96	Stockholder Proposals
97	Other Matters
A-1	APPENDIX A—RECONCILIATION OF U.S. GAAP NET INCOME TO ADJUSTED EBITDA

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Forward-Looking Statements

Forward-Looking Statements
This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may appear throughout this proxy statement. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “can,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “opportunity,” “plan,” “project,” “should,” “strategy,” “will,” “will be,” “will continue,” “will likely result,” “would,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by applicable law.

Pacira BioSciences, Inc. 2024 Proxy Statement | 1

2024 Proxy Statement Summary
This proxy statement is furnished to stockholders of Pacira BioSciences, Inc. in connection with the solicitation of proxies by our board of directors (the “board”). In this proxy statement, unless expressly stated otherwise or the context otherwise requires, the use of  “Pacira,” the “Company,” “our,” “we” or “us” refers to Pacira BioSciences, Inc. and its subsidiaries. Our proxy materials will first be made available to stockholders on or about April 22, 2024. This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.

About Pacira

RECORD DATE	APRIL 15, 2024	STOCK SYMBOL	PCRX
RECORD DATE SHARES OUTSTANDING	46,523,185 SHARES	EXCHANGE	NASDAQ GLOBAL SELECT MARKET
HEADQUARTERS	TAMPA, FLORIDA	TRANSFER AGENT	COMPUTERSHARE TRUST COMPANY, N.A.
OUR MISSION	OUR VALUES
To provide an opioid alternative to as many patients as possible using enhanced recovery after surgery multimodal protocols and opioids for rescue only
OUR VISION
To be the global leader in delivering innovative non-opioid pain management and regenerative health solutions
2023 Business Performance
2 | investor.pacira.com

2024 Proxy Statement Summary
Corporate Governance Highlights
Corporate Governance Best Practices

11 of our 12 directors are independent, including all members of the Audit Committee, Compensation Committee, and Nominating, Governance and Sustainability Committee

2 of our 12 directors are women

5 of our 12 directors are ethnically/racially diverse and 1 is LGBTQ+

Independent board chair with defined responsibilities

Balance of new and experienced directors

No overboarding

Majority vote director resignation policy

Board and committees may hire advisors independently of management

Annual director self-evaluation and committee assessment to ensure Board effectiveness

Annual review of skills, experience, and contributions of directors

Directors have full access to management and employees

Regular executive sessions of independent directors

Robust risk oversight

Code of Business Conduct and Ethics

Active stockholder engagement

Commitment to Corporate Social Responsibility

Corporate Social Responsibility
TALENT MANAGEMENT
We invest in our future leaders by cultivating their growth and development.
We regularly assess and identify our emerging talent and support their development with programs, including:
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leadership development;

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executive coaching;

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mentoring; and

•
360-degree feedback.

Many of our leaders participating in these programs advance to higher level positions within the organization.
We offer all of our employees critical skills trainings in live and virtual settings, along with online courses available through our learning platform. These programs include management skills training for people managers, as well as project management and communications training.
We are committed to soliciting employee feedback throughout their tenure with the organization, to shape organizational culture and to inform our people strategy. We conduct new hire surveys to solicit feedback on employees’ initial experiences with us to help ensure a successful onboarding and accelerate their assimilation into the organization and ability to contribute to our mission.
We track turnover and employee engagement among other metrics, and conduct stay and exit interviews to ensure our talent strategy serves our goal of attracting, developing, and retaining top talent to serve as our future leaders and stewards of our vision.
We offer targeted selection training for interviewers to ensure a consistent methodology applied in identifying and hiring the best candidates for open positions.

Pacira BioSciences, Inc. 2024 Proxy Statement | 3

2024 Proxy Statement Summary
DIVERSITY, EQUITY, AND INCLUSION
We are committed to intentionally cultivating a culture of inclusion, where all feel welcome and valued for their backgrounds, perspectives, and experiences.
We hold one another accountable to promote trust and transparency in support of our communities and collective purpose.
In support of this diversity, equity, and inclusion vision, we have developed a strategy and multi-year roadmap, prioritizing education and training. Our executive team and senior leaders have received training on Unconscious Bias and Inclusive Leadership. Additionally, we have established a project team and employee council to shape our strategy around four key areas:
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leadership development;

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diversity recruiting;

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culture; and

•
communications.

We are committed to evaluating our people processes to ensure we are attracting, developing, promoting, and retaining diverse talent.
In 2018, we established P.O.W.E.R. (Preparing Our Women for Excellence and Results), an employee resource group open to all Pacira colleagues, focused on promoting leadership values, fostering a community of support and the advancement of women through professional development and networking opportunities.
In 2020, we established a cross-functional diversity, equity, and inclusion employee council to serve as an advisory board, comprised of employees who lead, advocate for, inform, and communicate our corporate diversity, equity, and inclusion strategic initiatives.

EMPLOYEE WELLBEING, HEALTH, AND SAFETY
Pacira is committed to the total wellbeing of our employees and their families.
We offer a range of benefits designed to meet individual needs. This includes a variety of tools to promote total wellbeing in the areas of health, wealth, work, and life to keep our employees and their families healthy, lower their healthcare costs, and reduce stress. For example, we provide our employees:
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medical, prescription, dental, and vision coverage;

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access to free biometric screenings;

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an employee assistance program;

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trainings on stress management;

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access to telemedicine including mental health visits;

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a health advocate service;

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activity challenges;

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flexible work arrangements;

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remote working opportunities;

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benefits that protect financial wellbeing;

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paid parental leave;

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fertility and maternity assistance;

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mental health resources;

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financial education seminars; and

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recognition based on our core values through our Celebrate program in which we recognize each other’s commitment to making a meaningful difference for our patients and communities and create a shared culture where everyone is responsible for living up to and sustaining our core values.

We have a formal Environmental Health and Safety Program. It is our policy that everyone is entitled to a safe and healthful place to work. We recognize that accident prevention, employee wellness, and efficiency of operations are directly related to quality, production, and cost.
Pacira operates its facilities in a manner that protects the health of its employees and minimizes the impact of its operations on the environment.

4 | investor.pacira.com

2024 Proxy Statement Summary
GRANTS AND CORPORATE GIVING
We are committed to providing non-opioid pain management and regenerative health solutions dedicated to advancing and improving outcomes for healthcare practitioners and their patients.
To that end, Pacira provides grants for:
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investigator-initiated trials;

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independent educational grants; and

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grants in support of medical missions and charitable donations.

Pacira has donated over 7,000 vials of EXPAREL to locations across the world that otherwise have no alternatives other than opioids. These donations have assisted patients undergoing a range of surgical procedures including hip and knee replacement, wisdom tooth extraction, and hernia repair.
Over the past three years we provided support for charitable medical missions in Honduras, Ghana,
Zambia, Guatemala, Ecuador, Mexico, India, Guyana, Palau, and the Dominican Republic by donating EXPAREL to help support surgeries for patients in need and have also supported the Louisiana State University Opioid Minimization Initiative as well as made a three-year commitment beginning in 2022 to donate EXPAREL to not-for-profit children’s hospitals each year.
Community Involvement
In October 2023, as part of our ongoing commitment to support the communities where we live and work, we launched our Pacira Gives Back corporate giving program, which provides employees with access to a platform to easily make charitable contributions, search for and organize volunteer opportunities, track activity, and take advantage of Company-wide donation match campaigns. We also offer all of our employees a paid volunteer day every year to help make a difference in the communities in which we live and work.

INNOVATION HUB
Our Innovation Hub features on-demand education and informational podcasts, covering a broad spectrum of topics designed to stimulate conversation and spark novel thinking in health care.
Visit: pacira.com/innovation-hub

PATIENT EDUCATION ABOUT OPIOIDS

In 2016, we were proud to launch Choices Matter, our national education campaign aimed at empowering patients to proactively discuss postsurgical pain management, including non-opioid options, with their doctors.

We’re building a coalition of like-minded individuals and organizations to generate widespread public awareness of the role that postsurgical opioids play in the larger public health crisis in the U.S., while highlighting the opportunity to alleviate the risks associated with opioid dependence and/or addiction through the utilization of non-opioid pain management approaches.

Pacira BioSciences, Inc. 2024 Proxy Statement | 5

2024 Proxy Statement Summary
Opioid Reduction Mission
Our corporate mission is to provide an opioid alternative to as many patients as possible using enhanced recovery after surgery multimodal protocols to redefine the role of opioids as rescue therapy only.
(1)
Pacira Pharmaceuticals, Inc. United States for Non-Dependence: An Analysis of the Impact of Opioid Overprescribing in America. September 2017. (Analysis in the report was based on research conducted by the QuintilesIMS Institute.)

Overreliance on opioids in the postsurgical setting has caused a rapid deluge of opioid misuse, abuse, and addiction. Opioid addiction in the U.S. has reached epidemic proportions, with the U.S. Centers for Disease Control and Prevention, or CDC, reporting that over 112,000 Americans died from a drug overdose in the 12-month period ending August 2023. Opioids were involved in nearly 70% of all drug overdose deaths reported, with Fentanyl and other synthetic opioids being the primary driver of the increase in fatalities. A recent meta-analysis of 33 studies and nearly two million patients who underwent various procedures showed that across a variety of surgical procedures, 7% of patients continued to fill opioid prescriptions more than three months after surgery. The highest rates were observed in orthopedic procedures. Studies have also shown that misuse of prescription opioids is a primary predictor of heroin usage and that 4% to 6% of those who misuse prescription opioids transition to heroin use.

6 | investor.pacira.com

2024 Proxy Statement Summary
We continue to advance our Choices Matter national educational campaign, aimed at empowering patients to proactively discuss acute pain management, including non-opioid options, with their doctors. We have a growing network of strategic collaborations to expand education on the importance of non-opioid options for post-surgical pain management and broaden our commercial reach. These include agreements with industry partners, as well as healthcare providers and hospital systems to support their implementation of opioid-sparing enhanced recovery protocols. We are collaborating on national and regional training initiatives with large anesthesia physician practices, such as MEDNAX, Inc. and Envision Physician Services. Our growing coalition of collaborators also includes:
•
Aetna

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The Community Anti-Drug Coalitions of America (CADCA)

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Cancer Treatment Centers of America

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WellStar Health System

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Shatterproof

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The Partnership to End Addiction

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IPG Integrated Surgical Solutions

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The National Safety Council

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The Boys and Girls Club of Connecticut

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The Pennsylvania Alliance of Boys and Girls Clubs

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The SAFE Project

The National Safety Council
In 2022, we launched a partnership with The National Safety Council (“NSC”), America’s leading nonprofit safety advocate, and the Connect2Prevent program. Connect2Prevent is an innovative employee-family educational program that increases awareness and prevention of opioid addiction. NSC created a comprehensive curriculum designed to educate employees on the risks associated with opioids and provide them with the tools to have meaningful discussions with adolescent family

Pacira BioSciences, Inc. 2024 Proxy Statement | 7

2024 Proxy Statement Summary
members. The curriculum includes 10 to 12 weeks of engaging lessons on opioids, addiction, stigma, risk factors for substance use, refusal skills, harm reduction, how to talk to doctors about opioid alternatives, and more. The lessons provide easy-to-understand education, action steps and evidence-based tools to connect and communicate with teens.

NFL Alumni Association
In 2022, we launched a partnership with the NFL Alumni Association (“NFLA”) to increase awareness of the availability and benefits of non-opioid options to manage acute and chronic pain, including postsurgical pain and knee osteoarthritis. The program seeks to educate retired players, NFLA chapter presidents and staff, youth sports organizations including Play 60, Pop Warner, and the Amateur Athletic Union (AAU) about the importance of non-opioid pain management options that can reduce or eliminate the need for opioids, which can be associated with unwanted and potentially severe side effects. The partnership includes educational opportunities at NFLA state and local chapter events, as well as national tournaments throughout the year including the Super Bowl, Pro Bowl, Super Bowl of Golf, the Red, White, & Blue Celebrity Golf Classic, and the NFLA Super Bowl Pro-Am.

PGA Senior Tour
In 2022, we launched an iovera° partnership with the Professional Golfers Association (“PGA”) of America Champions Tour through which we had a dedicated iovera° presence at three prominent tournaments—the ClubCorp Classic in April, the AmFam Championship in June, and the Charles Schwab Cup Championship in November. The tournaments featured an iovera° ‘Cool Zone’ tent that allowed spectators and guests of the PGA Champions Tour to learn more about the availability and benefits of iovera° and how to contact a local iovera° provider for more information.

LPGA
In 2023, we announced a multi-year sponsorship with the LPGA to make iovera° its official non-opioid pain management partner. The sponsorship will aim to draw attention to the role non-opioid pain management options can play in curbing the U.S. opioid epidemic. We will host initiatives at various LPGA tournaments to drive awareness and education on the availability of non-opioid interventions as well as encourage fans to wear purple each September, which is recognized as Opioid Awareness Month.

8 | investor.pacira.com

2024 Proxy Statement Summary
Stockholder Engagement
Throughout the year, we encourage our stockholders to communicate the matters most important to them. We also regularly provide stockholders and the general public with updates and other relevant information through our Investor Relations page on our corporate website under the “Investors” section of our website, which is located at www.pacira.com.
We also hold quarterly conference calls during which management hosts a question-and-answer session following a set of prepared remarks, and frequently participate in industry and financial conferences.
See “Communication with the Board” on page 36 for more information on how to provide us with feedback.
During 2023, we contacted stockholders representing over 89% of our weighted average common stock outstanding.

Appointment of Four New Board Members Based on Stockholder Feedback

Based on feedback from our stockholders, which included the Company’s 2023 director election results, the Nominating, Governance and Sustainability Committee commenced a search for new directors in an effort to diversify the board’s experience, skills, perspectives, and background, as well as to enhance its racial and gender diversity profile. In October 2023, we announced the appointments of Marcelo Bigal, MD, PhD, Abraham Ceesay, Michael Yang, and Alethia Young, to our board.

Pacira BioSciences, Inc. 2024 Proxy Statement | 9

2024 Proxy Statement Summary
Board of Directors Overview
Director Nominee and Principal Occupation	Age	Director Since	Independent	Other Current Public Company Boards	Committee Membership
					Audit	Compensation	Nominating, Governance & Sustainability	Science & Technology
Marcelo Bigal ▲ President and Chief Executive Officer, Ventus Therapeutics, Inc	54	2023		0
Laura Brege ♦ Senior Advisor to BridgeBio Pharma, Inc.; and former Chief Executive Officer, Nodality, Inc.	66	2011		4
Abraham Ceesay ▲ Chief Executive Officer, Rapport Therapeutics, Inc.	46	2023		0
Christopher Christie Managing Member, Christie 55 Solutions, LLC; and former Governor of the State of New Jersey	61	2019		0
Mark I. Froimson, MD ♦ Principal, Riverside Health Advisors	63	2017		1
Paul Hastings Chief Executive Officer, Nkarta Therapeutics, Inc.	64	2011		1
Mark Kronenfeld, MD ♦ Chairman of Anesthesiology, Maimonides Medical Center	69	2013		0
Frank D. Lee ▲ Chief Executive Officer, Pacira BioSciences, Inc.	56	2024		1(1)
Gary W. Pace, PhD Co-founder and Chairman, Sova Pharmaceuticals, Inc.	76	2008		1
Andreas Wicki, PhD Chief Executive Officer, HBM Healthcare Investments (Cayman) Ltd.	65	2006		1
Michael Yang ▲ ♦ Strategic Advisor to early-stage biotech companies and Former Chief Executive Officer, ViaCyte, Inc.	62	2023		1
Alethia Young ▲ Chief Financial Officer, Bicycle Therapeutics, Inc.	45	2023		1
Meetings in 2023	Board―11				7	6	6	4
Independent Chair of the Board	Committee Chair	Committee Member	Audit Committee Financial Expert

♦
Class I Director Nominee

▲
Racially / Ethnically Diverse

(1)
Mr. Lee is a new director nominee for Bausch Health Companies, Inc. (NYSE: BHC) (“Bausch Health”). Bausch Health’s annual meeting of stockholders is scheduled for May 14, 2024. If duly elected, Mr. Lee would then serve on two other public company boards.

10 | investor.pacira.com

2024 Proxy Statement Summary
BOARD ATTRIBUTES
Board Independence, Diversity, Tenure and Age as of April 22, 2024
The following table reflects the diversity attributes of our board as of April 22, 2024:
Pacira BioSciences, Inc. Board Diversity Matrix (as of April 22, 2024)
Total Directors	12
	Female	Male	Non-Binary
Part I―Gender Identity
Directors	2	10	―
Part II―Demographic Background
African American or Black	1	1	―
Alaskan Native or Native American	―	―	―
Asian	―	2	―
Hispanic or Latinx	―	1	―
Native Hawaiian or Pacific Islander	―	―	―
White	1	6	―
Two or More Races or Ethnicities	―	―	―
LGBTQ+	1
Pacira BioSciences, Inc. 2024 Proxy Statement | 11

2024 Proxy Statement Summary
The following charts reflect the makeup of our board as of April 22, 2024:
(1)
Mr. Lee is a new director nominee for Bausch Health (NYSE: BHC). Bausch Health’s annual meeting of stockholders is scheduled for May 14, 2024. If duly elected, Mr. Lee would then serve on two other public company boards.

12 | investor.pacira.com

2024 Proxy Statement Summary
DIRECTOR SKILLS AND EXPERIENCE MATRIX
The matrix below displays the top five areas of the skills and experience of each of our directors and director nominees. The absence of a check mark below does not mean the director does not possess that skill or experience, instead these are the skills and experience attributes most considered by the Nominating, Governance and Sustainability Committee and the Board in making nomination decisions and as part of the board succession planning process.

Director Skills and Experience	Director
	Marcelo Bigal	Laura Brege	Abraham Ceesay	Christopher Christie	Mark Froimson	Paul Hastings	Mark Kronenfeld	Frank Lee	Gary Pace	Andreas Wicki	Michael Yang	Alethia Young
Academia
Accounting & Finance
Business Development & M&A
Cybersecurity & Information Technology
Government, Public Policy & Regulatory Affairs
Human Capital Management
Industry Experience
Operations, Manufacturing & Supply Chain
Other Public Boards & Governance
Research & Development
Scientific, Medical & Pharmacy
Senior Leadership
Pacira BioSciences, Inc. 2024 Proxy Statement | 13

2024 Proxy Statement Summary
Executive Compensation Highlights
We believe that our executive compensation program is well-structured to support our business objectives, and we also believe that our compensation programs and policies reflect an overall pay-for-performance philosophy that is closely aligned with the long-term interests of our stockholders.

COMPENSATION POLICIES AND PRACTICES
Things We Do	Things We Don’t Do

Independent Compensation Committee that approves all compensation for our named executive officers

Independent compensation consultant whose independence is reviewed annually by the Compensation Committee

Annual Say-on-Pay vote

Reasonable “double trigger” change of control benefits triggered upon a change of control followed by termination of the executive without cause or resignation for good reason

Compensation Committee assesses whether compensation practices increase risk-taking or risk to the Company

Minimum non-employee director stock ownership guidelines

Pay-for-performance philosophy

Maintain an incentive compensation recovery policy (a “clawback policy”) • NEW IN 2023 •

Emphasis on long-term compensation components to further align executives with the interests of stockholders

Active stockholder engagement on compensation topics

No excise tax gross-ups in the event of a change of control

No pensions or any other enhanced benefit programs beyond those typically available to all employees.

Limited perquisites

No hedging or pledging of company stock

No stock option repricing without shareholder approval

No discounted stock option grants

No “evergreen” provisions in our equity compensation plans to increase shares available for issuance as equity awards

CONSIDERATION OF SAY-ON-PAY ADVISORY VOTE
•
The Compensation Committee believes that our recent say-on-pay votes affirm our stockholders’ support of our approach to executive compensation.

•
After considering approval at almost 87% in 2023, and following our annual review of our executive compensation philosophy, the Compensation Committee decided to retain our overall approach to executive compensation.

•
The Compensation Committee will continue to consider the outcome of our say-on-pay votes and feedback from stockholders when making future compensation decisions for our named executive officers.

14 | investor.pacira.com

2024 Proxy Statement Summary
Cash LTIP

In December 2020, the Compensation Committee adopted the Company’s cash long-term incentive plan (the “cash LTIP”), focused on pre-determined, objective performance goals rather than our previous, more discretionary structure. Awards are earned based on achievement of net revenues and adjusted earnings before interest, taxes, depreciation, and amortization (“adjusted EBITDA”) goals, with a relative total shareholder return modifier. The performance period for these metrics is one year, with an additional three years of time-vesting needed to earn the awards.

The Compensation Committee adopted the cash LTIP to:
•
better align Company performance with executive compensation,

•
enhance retention, and

•
motivate performance in key goals that are closely aligned with shareholder value creation.

No awards were earned for the 2023 performance period that began on January 1, 2023. See “Compensation Tables—Cash Long-Term Incentive Plan” for more details.

2023 COMPENSATION HIGHLIGHTS
•
The total cash and long-term incentive compensation of our executive officers falls within the 50th and 75th percentile of our peer group. The actual positioning of compensation relative to targeted benchmarks is influenced by performance, tenure, organizational criticality, and internal equity. Long-term incentive compensation is achieved with a mix of the cash LTIP and longer-term equity awards.

•
Target awards for our cash LTIP were equal to our executive officers’ annual incentive bonus targets as of the beginning of the performance year. No awards were earned under the cash LTIP for the 2023 performance year.

•
Equity was awarded as approximately 75% stock options and 25% restricted stock units (“RSUs”) to our chief executive officer and approximately 50% stock options and 50% RSUs to our other executive officers to further align executives with the interests of stockholders.

2023 Equity Grant Mix

Total Target Compensation Mix
These charts represent the target values granted to our then-CEO, David Stack, who served as CEO throughout 2023, and the average of our other named executive officers in 2023. Actual amounts earned can be found in “Compensation Discussion and Analysis” beginning on page 52.
Pacira BioSciences, Inc. 2024 Proxy Statement | 15

16 | investor.pacira.com

Corporate Governance and Board Matters
PROPOSAL	Election of Class I Directors
Board Composition
Our board currently consists of twelve members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.
In accordance with the terms of our amended and restated certificate of incorporation (as amended to date, our “Certificate of Incorporation”) and our second amended and restated bylaws (our “Bylaws”), our board is divided into three classes: Class I,
Class II, and Class III, with each class serving staggered three-year terms. Each class is required to consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

The current members of the classes are divided as follows:
CLASS I	CLASS II	CLASS III
Terms Expiring at the Annual Meeting in 2024	Terms Expiring at the Annual Meeting in 2025	Terms Expiring at the Annual Meeting in 2026
• Laura Brege • Mark Froimson • Mark Kronenfeld • Michael Yang	• Marcelo Bigal • Paul Hastings • Andreas Wicki • Alethia Young	• Abraham Ceesay • Christopher Christie • Frank Lee • Gary Pace
The current authorized number of directors is 12. Our Certificate of Incorporation and our Bylaws provide that the authorized number of directors may be changed only by resolution of the board. Our Certificate of Incorporation and Bylaws also provide that our directors may be removed only for cause by the affirmative vote of the holders of at least 75%
of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board, including a vacancy resulting from an enlargement of our board, may be filled only by vote of a majority of our directors then in office.

The Board of Directors unanimously recommends voting FOR the election of each Class I director nominee.
Proxies will be voted in favor of the nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as directors of Pacira if elected. However, if any of the nominees are unable to serve or for good cause will not serve as a director, the persons named in the proxy intend to vote in their discretion for one or more substitutes who will be designated by our board.

Pacira BioSciences, Inc. 2024 Proxy Statement | 17

Corporate Governance and Board Matters
Nominees for Election
CLASS I DIRECTORS, WITH TERMS EXPIRING AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS
Biographical information for our directors who were nominated by the board upon the recommendation of our Nominating, Governance and Sustainability committee for re-election at the Annual Meeting is set forth below.
LAURA BREGE
AGE 66 INDEPENDENT DIRECTOR since June 2011 COMMITTEES • Audit • Nominating, Governance and Sustainability

KEY EXPERIENCE AND QUALIFICATIONS
We believe Ms. Brege’s qualifications to sit on our board include her financial expertise and her extensive experience in the pharmaceutical and biotechnology industries, including as a public company director.
CAREER HIGHLIGHTS
—
BridgeBio Pharma, Inc. (Nasdaq: BBIO), a clinical-stage biopharmaceutical company focused on genetic diseases

•
Senior Advisor (April 2018 to present)

—
Cervantes Life Science Partners, LLC, a healthcare advisory and consulting company

•
Managing Director (September 2015 to June 2018)

—
Nodality, Inc., a privately held biotechnology company focused on oncology and immunology

•
President and Chief Executive Officer (September 2012 to July 2015)

—
Onyx Pharmaceuticals, Inc., a biopharmaceutical company that developed and marketed medicines for the treatment of cancer

•
served in various leadership positions, including Chief Operating Officer, EVP, Chief Business Officer, and Head of Corporate Affairs (2006 to 2012)

—
Red Rock Capital Management, a venture capital firm

•
General Partner (1999 to 2008)

—
COR Therapeutics, Inc., a biotechnology company focused on novel therapeutic products for treating and preventing acute and chronic cardiovascular diseases

•
Chief Financial Officer (1991 to 1999)

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Acadia Pharmaceuticals Inc. (Nasdaq: ACAD)

•
Edgewise Therapeutics, Inc. (Nasdaq: EWTX)

•
HLS Therapeutics, Inc. (TSX: HLS)

•
Mirum Pharmaceuticals, Inc. (Nasdaq: MIRM)

PRIOR DIRECTORSHIPS
•
Portola Pharmaceuticals, Inc. (Nasdaq: PTLA) (January 2015 to July 2020)

•
Dynavax Technologies Corporation (Nasdaq: DVAX) (February 2015 to February 2020)

•
Aratana Therapeutics, Inc. (Nasdaq: PETX) (February 2014 to March 2019)

EDUCATION
•
MBA, University of Chicago

•
BS, BBA, Ohio University

18 | investor.pacira.com

Corporate Governance and Board Matters
MARK I. FROIMSON, MD
AGE 63 INDEPENDENT DIRECTOR since June 2017 COMMITTEES • Audit • Science & Technology

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Froimson’s qualifications to sit on our board include his clinical expertise and executive experience in the medical field.
CAREER HIGHLIGHTS
—
Riverside Health Advisors, a holding company that invests in, and provides services to, healthcare companies and their executive leaders

•
Founder and Principal (June 2017 to present)

•
Board Chair or Board Member of several portfolio companies

—
American Association of Hip and Knee Surgeons

•
President (March 2017 to March 2018)

—
Trinity Health, a major national non-profit Catholic healthcare system comprising 92 hospitals in 22 states

•
Executive Vice President and Chief Clinical Officer (2014 to 2017)

—
Euclid Hospital, a Cleveland Clinic hospital

•
President and Chief Executive Officer (2012 to 2014)

—
The Department of Orthopedic Surgery, the Cleveland Clinic

•
Staff surgeon for over 18 years, during which time he held a variety of leadership positions, including President of the Professional Staff, Vice Chair of the Orthopedic and Rheumatologic Institute and a member of the Board of Governors and Board of Trustees

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
SINTX Technologies, Inc. (Nasdaq: SINT)

EDUCATION
•
MBA, the Weatherhead School of Business at Case Western Reserve University

•
MD, Tulane University School of Medicine

•
BS in Philosophy, Princeton University

MARK A. KRONENFELD, MD
AGE 69 INDEPENDENT DIRECTOR since June 2013 COMMITTEES • Compensation • Nominating, Governance and Sustainability • Science & Technology

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Kronenfeld’s qualifications to sit on our board include his significant leadership experience in the hospital setting and experience in conducting clinical trials.
CAREER HIGHLIGHTS
—
Maimonides Medical Center, a large tertiary care academic medical center in New York City

•
Medical Director of Perioperative Services (January 2011 to present)

•
Chairman of Anesthesiology (January 2022 to present) and Vice Chairman of Anesthesiology (March 2009 to January 2022)

—
Anesthesia Associates of Boro Park, a private medical practice

•
Managing Partner

—
Strategic Medical Management Partners

•
Managing Partner

—
Ridgemark Capital Management, a healthcare-focused hedge fund that invested in public and private healthcare and biomedical companies

•
Founder, Managing Partner and Portfolio Manager (April 2001 to December 2008)

—
Dr. Kronenfeld has founded and/or managed various consulting and investment companies focused on healthcare and medical technologies and has served on and chaired multiple leadership committees for various hospitals and medical centers

—
New York University (“NYU”)

•
Assistant Professor and Attending Cardiac Anesthesiologist, teaching and practicing adult and pediatric cardiac anesthesia

—
Hackensack University Medical Center

•
Chief of Cardiac Anesthesiology

—
GMS Anesthesia Associates, a private medical practice

•
Founder and President

EDUCATION
•
Received and completed a Kellogg-sponsored Fellowship in Heath Care Management for Future Leaders in Health Care at NYU’s Graduate School of Management

•
Fellowship in Cardiothoracic Anesthesiology, NYU Medical Center

•
MD, and completed his residency in Anesthesiology, the University of California, San Diego School of Medicine

•
BA in Biology, SUNY Buffalo

Pacira BioSciences, Inc. 2024 Proxy Statement | 19

Corporate Governance and Board Matters
MICHAEL YANG
AGE 62 INDEPENDENT DIRECTOR since October 2023 COMMITTEES • Compensation

KEY EXPERIENCE AND QUALIFICATIONS
We believe Mr. Yang’s qualifications to sit on our board include his extensive experience in the pharmaceutical and biotechnology industries, including as a chief executive officer.
CAREER HIGHLIGHTS
Over 30 years of experience in the life sciences industry and currently serving as a strategic advisor and consultant for several private, clinical-stage biotech companies.
—
ViaCyte, Inc., a regenerative medicine company developing novel cell replacement therapies

•
President and Chief Executive Officer (February 2021 to October 2022 when acquired)

—
ACADIA Pharmaceuticals, Inc., a biopharmaceutical company focused on small molecule drugs for the treatment of central nervous system disorders

•
Executive Vice President, Chief Commercial Officer (March 2017 to February 2021)

—
Janssen Pharmaceuticals, a biotechnology company dedicated to finding therapies for serious autoimmune and inflammatory diseases

•
President, Immunology (October 2013 to March 2017)

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Ionis Pharmaceuticals, Inc. (Nasdaq: IONS)

PRIOR DIRECTORSHIPS
•
ViaCyte, Inc. (February 2021 to October 2022 when acquired)

•
Akcea Therapeutics, Inc. (Nasdaq: AKCA) (January 2020 to December 2020 when acquired)

EDUCATION
•
BS in Business Administration & Marketing, San Diego State University

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Corporate Governance and Board Matters
Directors Continuing in Office
Biographical information for our directors continuing in office is set forth below.
CLASS II DIRECTORS, WITH TERMS EXPIRING AT THE 2025 ANNUAL MEETING OF STOCKHOLDERS
MARCELO BIGAL, MD, PhD
AGE 54 INDEPENDENT DIRECTOR since October 2023 COMMITTEES • Science & Technology

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Bigal’s qualifications to sit on our board include his extensive experience in neurology and the pharmaceutical industry, in addition to his experience as a chief executive officer.
CAREER HIGHLIGHTS
—
Ventus Therapeutics., a clinical-stage biopharmaceutical company developing novel medicines in immunology, inflammation, and neurology.

•
President and Chief Executive Officer (May 2019 to present)

—
Teva Pharmaceutical Industries, Ltd., a pharmaceutical company specializing in generic drugs

•
Increasing positions of responsibility (July 2014 to January 2018), most recently Chief Scientific Officer & Head of Specialty Research and Development (October 2017 to January 2018)

OTHER CURRENT DIRECTORSHIPS
•
Ventus Therapeutics (May 2019 to present)

•
Santa Ana Bio (July 2023 to present)

PRIOR DIRECTORSHIPS
•
CODA Biotherapeutics (February 2019 to December 2022)

EDUCATION
•
MD Medicine, Neurology, University of São Paulo

•
PhD, Neuroscience and Clinical Studies, University of São Paulo

Pacira BioSciences, Inc. 2024 Proxy Statement | 21

Corporate Governance and Board Matters
PAUL HASTINGS
AGE 64 INDEPENDENT DIRECTOR since June 2011 LEAD DIRECTOR June 2013 to December 2023 BOARD CHAIR January 2024 to Present COMMITTEES • Compensation • Nominating, Governance and Sustainability

KEY EXPERIENCE AND QUALIFICATIONS
We believe Mr. Hastings’ qualifications to sit on our board include extensive experience in the pharmaceutical and biotechnology industries.
CAREER HIGHLIGHTS
—
Nkarta Therapeutics, Inc., a clinical-stage biotechnology company advancing the development of allogeneic natural killer (NK) cell therapies (Nasdaq: NKTX)

•
President and Chief Executive Officer (February 2018 to present)

—
OncoMed Pharmaceuticals, Inc. (Nasdaq: OMED) (“OncoMed”), a clinical development-stage biopharmaceutical company

•
President and Chief Executive Officer (January 2006 to January 2018)

—
QLT, Inc., a publicly traded biotechnology company focused on the development and commercialization of ocular products

•
President and Chief Executive Officer (February 2002 to September 2006)

—
Axys Pharmaceuticals, Inc., which was acquired by Celera Corporation in 2001

•
President and Chief Executive Officer (2000 to 2002)

—
Chiron Biopharmaceuticals, Inc., a company focused on biopharmaceuticals, vaccines and blood testing

•
President (1999 to 2001)

—
Genzyme Corporation, a company focused on discovering and delivering transformative therapies for patients with rare and special unmet medical needs

•
served in a variety of management positions, including President of Genzyme Therapeutics Europe and President of Worldwide Therapeutics (1994 to 1998)

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Nkarta Therapeutics (Nasdaq: NKTX) (February 2018 to present)

OTHER CURRENT DIRECTORSHIPS
•
Biotechnology Innovation Organization (BIO), Chair of the Board (June 2015 to June 2023) and Chair Emeritus (June 2023 to present)

PRIOR DIRECTORSHIPS
•
ViaCyte, Inc. (June 2019 to November 2022)

•
Protara Therapeutics, Inc. (formerly known as Proteon Therapeutics, Inc.), member and Chairman of the Board (October 2016 to January 2020)

•
OncoMed, (member January 2006 to August 2013; Chairman of the Board from August 2013 to January 2018)

EDUCATION
•
BS in Pharmacy, University of Rhode Island

22 | investor.pacira.com

Corporate Governance and Board Matters
ANDREAS WICKI, PhD
AGE 65 INDEPENDENT DIRECTOR since our inception in December 2006 COMMITTEES • Audit

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Wicki’s qualifications to sit on our board include his extensive experience with pharmaceutical companies, his financial expertise and his years of experience providing strategic and advisory services to pharmaceutical and biotechnology organizations.
CAREER HIGHLIGHTS
—
A life sciences entrepreneur and investor with over 30 years of experience in the pharmaceutical and biotechnology industries

—
HBM Healthcare Investments (Cayman) Ltd. (formerly HBM BioVentures AG), a Swiss investment company focusing on emerging technologies in the global healthcare sector

•
Chief Executive Officer (2001 to present)

—
MDS Inc., a company focused on innovative drug discovery and development solutions

•
Senior Vice President of European Analytical Operations (1998 to 2001)

—
ANAWA Laboratorien, a life sciences contract research company

•
Co-owner and Chief Executive Officer (1990 to 1998)

—
Clinserve AG, a life sciences contract research company

•
Co-owner and Chief Executive Officer (1990 to 1998)

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Harmony Biosciences, Inc. (Nasdaq: HRMY) (September 2017 to present)

OTHER CURRENT DIRECTORSHIPS
•
Buchler GmbH

•
HBM Healthcare Investments (Cayman) Ltd.

PRIOR DIRECTORSHIPS
•
PharmaSwiss SA (2007 to 2011)

•
Viela Bio, Inc. (Nasdaq: VIE) (June 2019 to March 2022)

•
HBM BioCapital Ltd.

•
Served on the boards of several privately held companies and companies listed on international exchanges

EDUCATION
•
PhD in Chemistry and Biochemistry, University of Bern, Switzerland

•
MSc in Chemistry and Biochemistry, University of Bern, Switzerland

ALETHIA YOUNG
AGE 45 INDEPENDENT DIRECTOR since October 2023 COMMITTEES • Audit

KEY EXPERIENCE AND QUALIFICATIONS
We believe Ms. Young’s qualifications to sit on our board include her extensive experience covering the biotechnology industry and her experience as Chief Financial Officer of biopharmaceutical companies.
CAREER HIGHLIGHTS
—
Bicycle Therapeutics, Inc., a clinical-stage biopharmaceutical company developing a novel class of medicines for diseases that are underserved by existing therapeutics

•
Chief Financial Officer (July 2023 to present)

—
Graphite Bio, Inc., a clinical-stage gene editing company developing cures for serious and life-threatening diseases

•
Chief Financial Officer (April 2022 to June 2023)

—
Cantor Fitzgerald, LP, a leading global financial services firm

•
Large Cap Biotech Analyst and Head of Healthcare Research (August 2018 to April 2022)

OTHER CURRENT PUBLIC COMPANY BOARDS • PTC Therapeutics, Inc. (Nasdaq: PTCT) (June 2022 to present) EDUCATION • BA, Economics, Duke University • BA, Spanish, Duke University

Pacira BioSciences, Inc. 2024 Proxy Statement | 23

Corporate Governance and Board Matters
CLASS III DIRECTORS, WITH TERMS EXPIRING AT THE
2026 ANNUAL MEETING OF STOCKHOLDERS
ABRAHAM CEESAY
AGE 46 INDEPENDENT DIRECTOR since October 2023 COMMITTEES • Compensation

KEY EXPERIENCE AND QUALIFICATIONS
We believe Mr. Ceesay’s qualifications to sit on our board include his extensive experience in the pharmaceutical and biotechnology industries, including as a chief executive officer.
CAREER HIGHLIGHTS
—
Rapport Therapeutics, Inc., a pharmaceutical company focused on treating neurological disorders through a precision medicine approach

•
Chief Executive Officer (March 2023 to present)

—
Cerevel Therapeutics, Inc., a biopharmaceutical company focused on the treatment of disorders of the central nervous system

•
President (May 2021 to February 2023)

—
Tiburio Therapeutics, Inc., a clinical stage biopharmaceutical company advancing novel treatments for rate neuroendocrine tumors and rare endocrine diseases

•
Chief Executive Officer (January 2019 to April 2021)

OTHER CURRENT DIRECTORSHIPS
•
Rapport Therapeutics (March 2023 to present)

•
Museum of Science (June 2022 to present)

•
Life Science Cares (October 2020 to present)

EDUCATION
•
BS, Ithaca College

•
MBA, Finance, Suffolk University

CHRISTOPHER CHRISTIE
AGE 61 DIRECTOR since September 2019 INDEPENDENT DIRECTOR since September 2022

KEY EXPERIENCE AND QUALIFICATIONS
We believe Governor Christie’s qualifications to sit on our board include his significant experience as Governor of the State of New Jersey and his extensive expertise with government and regulatory affairs, leadership, and public policy regarding anti-opioid matters.
CAREER HIGHLIGHTS
—
Christie 55 Solutions, LLC, a consulting firm that assists corporate, government, and association clients with their business strategies and complex public policy and regulatory challenges at the state, federal, and international levels

•
Managing Member (March 2018 to present)

—
55th Governor of the State of New Jersey

•
January 2010 to January 2018

—
Chair of the U.S. Opioid and Drug Abuse Commission that advised the Trump administration on combating the ongoing opioid epidemic

•
March to December 2017

OTHER CURRENT DIRECTORSHIPS
•
New York Mets (March 2021 to present)

EDUCATION
•
Honorary Doctoral degrees from Rutgers University, University of Delaware, Seton Hall University, Monmouth University, and Centenary College

•
JD, Seton Hall University School of Law

•
BA in Political Science, University of Delaware

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Corporate Governance and Board Matters
FRANK D. LEE
AGE 56 DIRECTOR since January 2024 CHIEF EXECUTIVE OFFICER since January 2024

KEY EXPERIENCE AND QUALIFICATIONS
We believe Mr. Lee’s qualifications to sit on our board include being an accomplished biopharmaceutical leader with over thirty years of global experience and a strong track record of product development and commercial success across both small biotech and large pharmaceutical organizations.
CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Executive Officer (January 2024 to present)

—
Forma Therapeutics Holdings, Inc., a clinical-stage biopharmaceutical company focused on the research, development, and commercialization of novel therapeutics for rare hematologic diseases and cancers (Nasdaq: FMTX)

•
Chief Executive Officer (March 2019 to October 2022 when acquired by Novo Nordisk A/S)

—
Genentech, Inc., a member of the F. Hoffman-LaRoche AG and a company dedicated to pursuing groundbreaking science to discover and develop medicines for people with serious and life-threatening diseases

•
Senior Vice President, Global Product Strategy and Therapeutic Area Head, Immunology, Infectious Disease, and Ophthalmology (March 2016 to March 2019)

•
Vice President, Oncology, HER2 Franchise and Oral Oncolytics (August 2006 to March 2016)

OTHER CURRENT PUBLIC COMPANY
BOARDS(1)
•
Bolt Biotherapeutics, Inc. (Nasdaq: BOLT) (November 2021 to present)

PRIOR DIRECTORSHIPS
•
Catamaran Bio, Inc. (March 2022 to February 2024)

•
Therini Bio, Inc. (May 2023 to February 2024)

EDUCATION
•
BS in Chemical Engineering, Vanderbilt University

•
Master of Business Administration, The Wharton School of Business, University of Pennsylvania

(1)
Mr. Lee is a new director nominee for Bausch Health (NYSE: BHC). Bausch Health’s annual meeting of stockholders is scheduled for May 14, 2024.

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Corporate Governance and Board Matters
GARY W. PACE, PhD
AGE 76 INDEPENDENT DIRECTOR since June 2008 COMMITTEES • Nominating, Governance and Sustainability • Science & Technology

KEY EXPERIENCE AND QUALIFICATIONS
We believe Dr. Pace’s qualifications to sit on our board include his years of experience providing strategic advisory services to complex organizations, including as a public company director.
CAREER HIGHLIGHTS
—
A seasoned biopharmaceutical executive with over 40 years of experience in the industry

—
Co-founded several early-stage life science companies, where he built products from the laboratory to commercialization

—
Contributed to the development of the biotechnology industry through honorary university appointments and industry and government committees

—
Chairman of Pacific Channel, a New Zealand based investment bank and venture fund that invests in ground-breaking science and advanced engineering ‘deep tech’ companies

OTHER CURRENT PUBLIC COMPANY
BOARDS
•
Cardiff Oncology, Inc. (Nasdaq: CRDF, formerly known as Trovagene, Inc., Nasdaq: TROV) (2020 to present)

OTHER CURRENT DIRECTORSHIPS
•
Serves on the boards of several privately held companies

PRIOR DIRECTORSHIPS
•
Antisense Therapeutics (ASX: ANP) (2015 to 2022)

•
Simavita Ltd. (ASX: SVA) (2016 to 2021)

•
Invitrocue (ASX: IVQ) (2018 to 2019)

•
ResMed Inc. (NYSE: RMD) (1994 to 2018)

•
Transition Therapeutics Inc. (CDNX: TTH) (2002 to 2016)

•
QRxPharma Ltd. (ASX: QRX) (2001 to 2013)

RECOGNITION
•
Awarded a Centenary Medal by the Australian Government “for service to Australian society in research and development” (2003)

•
Recognized as the 2011 Director of the Year (corporate governance) by the San Diego Directors Forum

•
Elected Fellow of the Australian Academy of Technological Sciences and Engineering

EDUCATION
•
PhD, Fulbright Fellow and General Foods Scholar, Massachusetts Institute of Technology

•
BSc (Hons I), the University of New South Wales

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Corporate Governance and Board Matters
Director Nomination Process
Our Nominating, Governance and Sustainability committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors.
The process followed by our Nominating, Governance and Sustainability committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating, Governance and Sustainability committee and our board.
The Nominating, Governance and Sustainability committee evaluates potential candidates, taking into account several factors, including, without limitation, the individual’s:
•
reputation for integrity, honesty, and adherence to a high ethical standard;

•
understanding of the Company’s business and industry;

•
business acumen, experience, and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company; and

•
willingness and ability to commit adequate time to board and committee matters and to contribute positively to the decision-making process of the Company.

The Nominating, Governance and Sustainability committee does not have a formal policy regarding board diversity, but the Nominating, Governance and Sustainability committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the board will possess a broad perspective and the appropriate talent, skills, and expertise to oversee our business. In selecting director nominees, the Nominating, Governance and Sustainability committee focuses on identifying individuals who will further the interests of our stockholders through his or her established record of professional accomplishment and will contribute positively to the collaborative culture among board members.
Stockholders may recommend individuals to our Nominating, Governance and Sustainability committee for consideration as potential director candidates by submitting the names of such individuals, together with appropriate biographical information and background materials, to:
Pacira BioSciences, Inc. Nominating, Governance and Sustainability Committee c/o Secretary 5 Sylvan Way Suite 300 Parsippany, New Jersey 07054
The Nominating, Governance and Sustainability committee does not have a formal policy regarding stockholder-recommended candidates. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating, Governance and Sustainability committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. Stockholders also have the right under our Bylaws to nominate director candidates directly, without any action or recommendation on the part of the Nominating, Governance and Sustainability committee or the board, by following the procedures set forth in “Stockholder Proposals.”
In 2023, the Nominating, Governance and Sustainability engaged a nationally recognized

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Corporate Governance and Board Matters
executive recruiting firm retained by the committee that helped identify, evaluate, and conduct due diligence on potential director candidates, including
Dr. Bigal, Mr. Ceesay, Mr. Yang, and Ms. Young, each of whom were appointed to our Board in October 2023.

Board Elects Independent Board Chair
The Nominating, Governance and Sustainability committee and the board continue to periodically review the board’s structure as warranted. In September 2023, David Stack announced that he would be retiring as our Chief Executive Officer and Chairman immediately upon the appointment of his successor, which occurred on January 2, 2024 when Frank D. Lee was appointed Chief Executive Officer and a director. As a result, the board considered the board’s structure and upon the recommendation of the Nominating, Governance and Sustainability committee, elected Paul Hastings, previously the Company’s lead independent director, as the independent board chair. As the independent board chair, Mr. Hastings chairs meetings of the board, in addition to having the duties previously held as the lead independent director.

Majority Vote Director Resignation Policy
Our board has implemented a Majority Vote Director Resignation Policy in our Corporate Governance Guidelines. Under the policy, any director nominee who receives a greater number of  “WITHHOLD” votes than “FOR” votes in an uncontested election must promptly tender his or her resignation to the board following certification of the stockholder vote. Within 90 days following the certification of the vote, independent directors on the board would consider the offer of resignation and determine whether to accept or reject the tendered resignation. If the independent directors determine not to accept the tendered resignation, we will publicly disclose (via a press release or an SEC filing) such determination and the factors considered by the independent directors in making such determination.

Board Meeting Annual Schedule
Director Independence
11 out of 12 Directors are Independent
Our board has determined that each of our directors, with the exception of Frank D. Lee, our chief executive officer, is an “independent director” as defined under the applicable Nasdaq rules and SEC rules and regulations.

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Corporate Governance and Board Matters
Board Committees
Our board has established an Audit Committee, a Compensation Committee, a Nominating, Governance and Sustainability committee and a Science and Technology committee. Each of these committees operates under a written charter that has been approved by our board. Each committee charter is available by clicking on the “Investors—Corporate Governance” section of our corporate website, located at www.pacira.com. The information contained on, or accessible through, our website is not part of, or incorporated by reference in, this proxy statement.
The following table is a summary of our committee structure and members on each of our committees.

		Pacira Board Committees

Name	Independent Director	Audit	Compensation	Nominating, Governance and Sustainability	Science and Technology
Marcelo Bigal, MD, PhD
Laura Brege
Abraham Ceesay
Christopher Christie
Mark I. Froimson, MD
Paul Hastings
Mark Kronenfeld, MD
Frank D. Lee
Gary W. Pace, PhD
Andreas Wicki, PhD.
Michael Yang
Alethia Young
Meetings in 2023	Board―11	7	6	6	4
Independent Chair of the Board	Committee Chair	Committee Member	Audit Committee Financial Expert
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AUDIT COMMITTEE

MEMBERS
•
Laura Brege

•
Mark Froimson

•
Andreas Wicki

•
Alethia Young

QUALIFICATIONS
•
Our board has determined that each of the directors serving on our Audit Committee are independent within the meaning of applicable Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

•
In addition, our board has determined that Ms. Brege and Ms. Young qualify as “Audit Committee financial experts” within the meaning of SEC regulations and applicable Nasdaq rules. In making this determination, our board has considered the formal education and nature and scope of their previous experience, coupled with past and present service on various Audit Committees.

REPORT
The Report of our Audit Committee appears on page 45.
MEETINGS IN 2023 — 7

KEY RESPONSIBILITIES
Our Audit Committee assists our board in its oversight of our accounting and financial reporting process and the audits and reviews of our consolidated financial statements. The responsibilities of our Audit Committee include:
•
appointing, evaluating, retaining and, when necessary, terminating the engagement of our independent registered public accounting firm;

•
overseeing the independence of our independent registered public accounting firm, including obtaining and reviewing reports from the independent registered public accounting firm;

•
setting the compensation of our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including receiving and considering reports made by our independent registered public accounting firm regarding critical audit matters, accounting policies and procedures, financial reporting, and disclosure controls;

•
reviewing and discussing with management and our independent registered public accounting firm our audited annual and unaudited quarterly consolidated financial statements and related disclosures;

•
preparing the annual Audit Committee report required by SEC rules;

•
coordinating the board’s oversight of internal control over financial reporting, disclosure controls and procedures and code of conduct;

•
reviewing our policies with respect to risk assessment and risk management;

•
establishing procedures related to the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

•
reviewing our policies and procedures for reviewing and approving or ratifying related person transactions, including our related person transaction policy;

•
meeting independently with management and our independent registered public accounting firm; and

•
overseeing, reviewing, and discussing with management our information technology and cybersecurity programs.

All audit services to be provided to us and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.
All members of the Audit Committee are independent directors.

COMPENSATION COMMITTEE

MEMBERS
•
Michael Yang

•
Abraham Ceesay

•
Paul Hastings

•
Mark Kronenfeld

QUALIFICATIONS
Our board has determined that each of the directors serving on our Compensation Committee are independent within the meaning of applicable Nasdaq rules and SEC rules and regulations for purposes of membership on the Compensation Committee.
REPORT
The Report of our Compensation Committee appears on page 69.
MEETINGS IN 2023 — 6

KEY RESPONSIBILITIES
Our Compensation Committee assists our board in the discharge of its responsibilities relating to the compensation of our executive officers. The responsibilities of our Compensation Committee include:
•
approving our chief executive officer’s compensation and approving the compensation of our other executive officers reporting directly to our chief executive officer;

•
overseeing the evaluation of our senior executives;

•
overseeing, administering, reviewing, and making recommendations to the board with respect to our incentive compensation and equity-based plans;

•
reviewing and making recommendations to the board with respect to director compensation; and

•
reviewing and discussing with management the compensation discussion and analysis and preparing the annual Compensation Committee report, as required by SEC rules.

Our Compensation Committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to our incentive plans.
All members of the Compensation Committee are independent directors.

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NOMINATING, GOVERNANCE AND SUSTAINABILITY COMMITTEE

MEMBERS
•
Mark Kronenfeld

•
Laura Brege

•
Paul Hastings

•
Gary Pace

QUALIFICATIONS
Our board has determined that each of the directors serving on our Nominating, Governance and Sustainability committee are independent within the meaning of applicable Nasdaq rules and SEC rules and regulations.
MEETINGS IN 2023 — 6

KEY RESPONSIBILITIES
The responsibilities of our Nominating, Governance and Sustainability committee include:
•
approving our chief executive officer’s compensation and approving the recommending to the board the persons to be nominated for election as directors or to fill any vacancies on the board, and to be appointed to each of the board’s committees;

•
developing corporate governance guidelines and recommending such corporate governance guidelines to the board;

•
overseeing an annual self-evaluation of the board and board committees; and

•
evaluating both its and the Company’s roles and responsibilities with respect to oversight in the areas of environmental, health and safety, corporate social responsibility, and sustainability matters.

All members of the Nominating, Governance and Sustainability Committee are independent directors.

SCIENCE AND TECHNOLOGY COMMITTEE
MEMBERS • Marcelo Bigal • • Mark Froimson • Mark Kronenfeld • Gary Pace MEETINGS IN 2023 — 4

KEY RESPONSIBILITIES
The Science and Technology committee assists the board in its oversight of our research and development activities and advises the board with respect to strategic and tactical scientific issues.
The overall responsibilities of our Science and Technology committee are to consider and report to the board on matters relating to our research and development initiatives and other appropriate strategic and tactical scientific issues.

At its discretion, the Science and Technology committee may:
•
review our overall scientific and research and development strategy;

•
review our research and development programs;

•
review external scientific research, discoveries, and commercial development as appropriate; and

•
review the attainment of key research and development milestones.

All members of the Science & Technology Committee are independent directors.

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Corporate Governance and Board Matters
Board and Committee Meetings Attendance
The full board met eleven times during 2023. During 2023, each member of the board, other than Governor Christie and Mr. Stack, attended 75 percent or more of the aggregate of: (i) the total number of meetings of the board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board on which such person served (during the periods that such person served). Governor Christie was pursuing a presidential bid as the Republican Party nominee and was unable to attend each meeting, although he was still actively engaged with the board through other routine communications and correspondence. Mr. Stack was recused from three board meetings that discussed his succession and successor, and did attend all eight board meetings in which he was not recused in 2023.
Our non-employee directors met in a special executive session without management present at each regularly scheduled board meeting in 2023. Our board expects to continue to conduct executive sessions limited to non-employee directors at least annually and our non-employee directors may schedule additional executive sessions at their discretion.

Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding attendance by members of our board at our annual meetings of stockholders. Our practice, however, is to have board committee meetings and a meeting of the board immediately following the annual meeting of stockholders. Six out of eight of the members of our board serving at the time attended the annual meeting of stockholders in 2023.

Code of Business Conduct and Ethics
We have adopted both a U.S. and European written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the “Investors—Corporate Governance” section of our website, which is located at www.pacira.com. If we make any substantive amendments to, or grant certain waivers from, the code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will disclose the nature of such amendment or waiver on our corporate website or in a current report on Form 8-K.

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Corporate Governance Documents
Corporate Governance Documents	Sustainability Policies

•
Corporate Governance Guidelines, which include, but are not limited to, guidelines on director responsibilities and qualification standards, board meetings and committees, director compensation, and senior executive succession planning

•
Charters approved by the Board for the Audit Committee, Compensation Committee, Nominating, Governance and Sustainability Committee, and Science and Technology Committee

•
U.S. Code of Business Conduct and Ethics

•
European Code of Business Conduct and Ethics

•
Incentive Compensation Recovery Policy

Corporate Sustainability Report
Our Corporate Sustainability Report (CSR) contains information about our people, our culture, patient and product safety, our commitment to our communities, opioid-sparing initiatives, the environment, and our corporate governance and ethics.

•
Bioethics

•
Global Health & Safety

•
Global Labor & Human Rights

•
Patient & Product Safety

•
Responsible Marketing

•
Supplier Code of Conduct

•
Global Environmental

•
Expanded Access

•
Quality

All corporate governance documents can be found at investor.pacria.com under “Corporate Governance.” Our CSR and our sustainability policies are available at pacira.com/sustainability.
Board Leadership Structure and Board’s Role in
Risk Oversight
FRANK D. LEE CHIEF EXECUTIVE OFFICER AND DIRECTOR since January 2024	SENIOR MANAGEMENT

•
As Chief Executive Officer, Mr. Lee is responsible for setting the strategic direction of the Company and for the day-to-day leadership and management of the Company

•
Provides input to the board chair for board meetings and other matters

•
Members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk-management and any other matters

•
Our board believes that full and open communication between management and the board is essential for effective risk management and oversight

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Corporate Governance and Board Matters
PAUL HASTINGS INDEPENDENT DIRECTOR since June 2011 LEAD DIRECTOR June 2013 to December 2023 CHAIR OF THE BOARD since January 2024

The Chair’s responsibilities include:
•
chairing the meetings of our board and stockholders

•
ensuring that our board works together as a cohesive team with open communication

•
ensuring that a process is in place by which the effectiveness of our board can be evaluated on a regular basis

•
monitoring communications from stockholders and other interested parties

•
otherwise consulting with management and the CEO on matters relating to corporate governance and board performance

•
works with the CEO on the board agenda and board materials

•
facilitates annual assessments of the performance of the board along with the Nominating, Governance and Sustainability committee

•
acts as the primary internal spokesperson for our board, ensuring that management is aware of concerns of our board, the stockholders, other stakeholders, and the public

•
ensures that management strategies, plans and performance are appropriately represented to our board

•
presides at executive sessions of the non-employee directors

•
performs such other functions and responsibilities as requested by our board from time to time

FULL BOARD
• has ultimate responsibility for risk oversight • reviews and assesses (as a full board or via the committees) risks related to our business and operations throughout the year

Audit Committee	Compensation Committee	Nominating, Governance & Sustainability Committee	Science & Technology Committee

•
oversees risk management activities related to financial controls, legal, compliance, and cybersecurity risks

•
coordinates the board’s oversight of internal control over financial reporting

•
oversees the integrity of financial statements, financial disclosures, and the external independent auditor

• oversees risk management activities relating to our compensation policies and practices, including executive compensation matters • evaluates the performance of senior executives
•
oversees risk management activities relating to board composition, management succession planning and sustainability/ESG matters

•
develops and recommends corporate governance guidelines applicable to the Company

•
reviews and evaluates the quality and competitiveness of the Company’s research and development activities and advises the board on risks related to such activities and intellectual property

•
identifies emerging trends and developments in pharmaceutical and biotechnological Science and Technology and considers the impact to the Company

Our board does not have a policy regarding separation of the roles of chief executive officer and chair of the board, and the board believes it is in our best interests to make that determination based on circumstances from time to time. Currently, the roles of board chair and CEO are separated as Paul Hastings serves as the chair of the board and Frank D.
Lee serves as our CEO. The chair chairs the meetings of our board and stockholders, with input from the CEO.
Our board believes that our current leadership structure and the composition of our board protect stockholder interests and provide independent oversight, while also providing outstanding leadership and direction for our board and management. All of our directors other than our chief executive officer

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Frank D. Lee are “independent” under Nasdaq standards, as more fully described above. The independent directors also meet in executive sessions, without management present, during each regularly scheduled board meeting and are very active in the oversight of our Company. Each independent director has the ability to add items to the agenda for board meetings or raise subjects for discussion that are not on the agenda for that meeting. In addition, our board and each committee of our board has complete and open access to any member of management or the Company’s employees and the authority to retain independent legal, financial, and other advisors as they deem appropriate.
Our board believes its administration of its risk oversight function has not affected its leadership structure. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the
year ended December 31, 2023 and in other filings that we periodically make with the SEC. Our board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full board, which has responsibility for general oversight of risks.
Our board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company.
In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk management and any other matters.
Our board believes that full and open communication between management and the board is essential for effective risk management and oversight.

RISK OVERSIGHT FRAMEWORK
Our risk oversight framework aligns with our disclosure controls and procedures. For example, our quarterly and annual financial statements and related disclosures are reviewed by our disclosure committee, which includes certain senior management, who participate in the risk assessment practices described below. Our chief executive officer and chief financial officer are then briefed by the disclosure committee and independent registered accounting firm before the financial statements are reviewed with the Audit Committee, approved, and then filed with the SEC.
Our general counsel serves as our chief compliance officer and is charged with oversight of our risk management and regularly reports to the Audit Committee, other relevant committees of the board, and the board regarding legal and compliance affairs. The Audit Committee also receives quarterly updates on information security matters and provides an annual cyber and information security update to the board. For additional information regarding cybersecurity matters, please refer to item 1C. Cybersecurity in Part I of our Annual Report on Form 10-K for the year ended December 31, 2023.
Our internal audit team performs an enterprise risk assessment annually and updates the Audit Committee and other relevant committees of the board regarding our risk analyses, assessments, risk mitigation strategies, and activities. For certain risks, we may apply a long-term view with respect to our review, monitoring, and mitigation activities, upon assessing potential impacts to our business in collaboration with other internal functions and with input from industry data sources and benchmarking conversations.
From time to time, we also utilize industry information sources, such as professional services firms or subscription resources, to assess trends and benchmarking data relevant to our industry to assist in determining certain risk trends and changes. Senior management then develops response plans for risks categorized as requiring management focus based on performance indicators and monitors other identified risk areas. Senior management also provide reports on the risk portfolio and risk response efforts to other members of senior management and to the Audit Committee and board.

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Corporate Governance and Board Matters
Anti-Hedging and Anti-Pledging Policy
Our Insider Trading Policy prohibits our directors, management, employees, and contractors from engaging in hedging transactions designed to offset decreases in the market value of our securities, including:
(i)
short sales of our securities, including short sales “against the box”; or

(ii)
purchases or sales of puts, calls or other derivative securities based on our securities.

Our Insider Trading Policy also prohibits our directors, management, employees, and contractors from holding our stock in a margin account or pledging our stock as collateral to secure loans or other obligations. However, an exception may be granted where a person wishes to pledge our securities as collateral for a loan and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any person who wishes to pledge our securities as collateral for a loan must submit a request for approval to our Chief Financial Officer.

Communication with the Board
Any interested party may contact the Chair of our board or the non-employee members of our board, as a group, by submitting a written communication to the Chair at the following address:
Chair of the Board c/o Secretary Pacira BioSciences, Inc. 5 Sylvan Way Suite 300 Parsippany, New Jersey 07054 United States
You may submit your concern anonymously or confidentially by postal mail or courier. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
A copy of any such written communication will also be forwarded to our Secretary and retained for a reasonable period of time. Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Chair considers to be important for the directors to know. Our Secretary will screen all correspondence and will determine whether the communication relates to business matters relevant to the Company. If the correspondence meets this standard, it will be promptly forwarded to the appropriate board member(s). Our Secretary reserves the right not to forward to board members any inappropriate materials.
The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We maintain a toll-free telephone number for the reporting of such activity, 1-833-976-2071, available 24 hours a day, 7 days a week, where anyone can leave a recorded message about any such concern. While we prefer that anyone identify themselves when reporting violations so that we may follow up as necessary for any additional information, anyone may leave messages anonymously if they wish. Anyone may also send any written correspondence to the above address or via email to ethicshotline@pacira.com.

Related Person Transactions
Except as described below, there were no transactions entered into, or in effect, after January 1, 2023 to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, or affiliates or immediate family members of any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, had, or will have a direct or indirect material interest.
On September 20, 2023, David Stack, our then-CEO and Chairman, informed the Board that he intended to retire as Chief Executive Officer of the Company and as Chairman and a member of the Board effective immediately following the appointment of his successor as CEO in order to ensure a smooth transition of leadership, which occurred upon the appointment of Frank D. Lee as CEO on January 2, 2024.
In connection with his retirement and the services Mr. Stack is providing during the transition period,

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the Company and Mr. Stack entered into a Transition and Retirement Agreement, dated September 20, 2023 (the “Retirement Agreement”). Pursuant to the Retirement Agreement, subject to execution and non-revocation of a customary release of claims against the Company, Mr. Stack will be entitled to: (i) continued payment of his base salary as a non-executive officer through September 1, 2024 (the “Retirement Date”); (ii) eligibility for cash bonus payments under the Company’s short- and long-term incentive programs for 2023 and a pro-rata amount for 2024, subject to certain conditions; (iii) continued vesting of outstanding equity awards during Mr. Stack’s continued service to the Company (including during the Consulting Period (as defined below)); (iv) the ability to exercise vested stock options for the lesser of  (a) the stated term of the stock options and (b) twenty-four months following his cessation of service to the Company under the Consulting Agreement (as defined below);
(v) continued health benefits for twelve months following the Retirement Date; and (vi) certain other benefits, including change of control benefits, expense reimbursement and payment of accrued vacation. The Retirement Agreement also contains customary provisions relating to indemnification, continued cooperation with the Company, and certain non-disparagement covenants.
The Company and Mr. Stack also agreed to enter into a Consulting Agreement to be effective September 1, 2024 (the “Consulting Agreement”), pursuant to which Mr. Stack will provide transition services to the Company from September 1, 2024 until August 31, 2025 (the “Consulting Period”). Pursuant to the Consulting Agreement, Mr. Stack will receive $20,000 per month for up to 15 hours of transition services each month during the Consulting Period.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our board has adopted a written related person transaction policy which sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were, or are to be, a participant, the amount involved exceeds $120,000, and a related person had, or will have, a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person.
Any related person transaction proposed to be entered into by us is required to be reported to our chief financial officer and be reviewed and approved by the Audit Committee in accordance with the terms of the policy, prior to effectiveness or consummation of the transaction, whenever practicable. If our chief financial officer determines that advance approval of a related person transaction is not practicable under the circumstances, the Audit Committee will review and, in its discretion, may ratify the related person transaction at the next meeting of the Audit Committee, or at the next meeting following the date that the related person transaction comes to the attention of our chief financial officer. Our chief financial officer, however, may present a related person transaction arising in the time period between meetings of the Audit Committee to the chair of the Audit Committee, who will review and may approve the related person transaction, subject to ratification by the Audit Committee at the next meeting of the Audit Committee.
In addition, any related person transaction previously approved by the Audit Committee or otherwise already existing that is ongoing in nature will be reviewed by the Audit Committee annually to ensure that such related person transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and that all required disclosures regarding the related person transaction are made.
Transactions involving compensation of executive officers will be reviewed and approved by the Compensation Committee in the manner specified in the charter of the Compensation Committee.
A related person transaction reviewed under this policy will be considered approved or ratified if it is authorized by the Audit Committee in accordance with the standards set forth in our related person transaction policy after full disclosure of the related person’s interests in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar value of the amount involved in the related person transaction;

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Corporate Governance and Board Matters
•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of business;

•
whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reach with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the transaction; and

•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to stockholders in light of the circumstances of the particular transaction.
The Audit Committee reviews all relevant information available to it about the related person transaction. The Audit Committee may approve or ratify the related person transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The Audit Committee may, in its sole discretion, impose conditions as it deems appropriate on us or the related person in connection with approval of the related person transaction. All transactions disclosed above, if any, were reviewed and approved by the Audit Committee in accordance with our related person transaction policy.

INDEMNIFICATION OF OFFICERS AND DIRECTORS
Our Certificate of Incorporation and our Bylaws provide that we indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement, or payment of a judgment under certain circumstances.

Shareholder Rights
Our important shareholder rights include:
Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

No cumulative voting—one share, one vote

No voting rights ceilings, enhanced voting rights, voting certificates, or non-voting shares

Majority vote director resignation policy in uncontested elections

No “poison pills” and no intention of adopting one at this time

No representative claim or other significant litigation rights limitations

38 | investor.pacira.com

Corporate Governance and Board Matters
Director Compensation
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Our board, upon recommendation of our independent compensation consultant, sets our non-employee director compensation policy with respect to the initial and annual equity grants. In the second quarter of 2023, the Compensation Committee reviewed competitive market data derived from our peers presented by our independent compensation consultant. Based on an assessment of that data, the board, upon a recommendation from the Compensation Committee, approved changes to board compensation to align our practices with the competitive market, which only consisted of an incremental $5,000 retainer for the Lead Director, effective July 1, 2023.

Our board compensation policy provides for the following compensation to our non-employee directors:
Additional Annual Cash Retainers(1) ($)
		CHAIR	MEMBER
Board Chair	50,000
Lead Director	35,000
Committees:
Audit		30,000	15,000
Compensation		24,000	12,000
Nominating, Governance and Sustainability		18,000	9,000
Science and Technology		18,000	9,000
Initial Equity Grant―Stock Options(3)	412,500

(1)
All cash retainers are paid in advance in quarterly installments, subject to the director’s continued service on the board. The cash retainers are prorated if necessary.

Non-employee directors are also reimbursed for reasonable travel and other expenses in connection with attending board and committee meetings.
(2)
The stock options and RSUs vest one year from the grant date, subject to the director’s continued service with our Company. Each RSU entitles the director to one share of our common stock. In the event of a change of control or our liquidation or dissolution, 100% of the then unvested stock options and RSUs will immediately vest. Of the $275,000 annual target value, stock options consist of 75% ($206,250) and RSUs consist of 25% ($68,750).

(3)
The stock options vest monthly over a three-year period, subject to the director’s continued service on the board.

Pacira BioSciences, Inc. 2024 Proxy Statement | 39

Corporate Governance and Board Matters
DIRECTOR COMPENSATION TABLE
The following table sets forth a summary of the compensation earned by our non-employee directors for the year ended December 31, 2023. Dr. Andreas Wicki, a non-employee director, elected not to receive any compensation for his service on our board. In addition, we did not compensate Mr. Stack, our former chief executive officer and chairman, for his service on our board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(3) ($)	Option Awards(1)(2)(3) ($)	Total ($)
Marcelo Bigal	13,948	―	412,497	426,445
Laura Brege	89,000	68,763	206,250	364,013
Abraham Ceesay	14,658	―	412,497	427,155
Christopher Christie	50,000	68,763	206,250	325,013
Mark Froimson	74,000	68,763	206,250	349,013
Yvonne Greenstreet (2)	17,750	―	―	17,750
Paul Hastings	115,500	68,763	206,250	390,513
Mark Kronenfeld	98,000	68,763	206,250	373,013
Gary Pace	68,000	68,763	206,250	343,013
Andreas Wicki	―	―	―	―
Michael Yang	14,658	―	412,497	427,155
Alethia Young	15,367	―	412,497	427,864

(1)
Represents the grant date fair value of stock option and RSU awards granted in 2023 computed in accordance with stock-based accounting rules (Financial Standards Accounting Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation). For information regarding assumptions underlying the valuation of equity awards, see Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. Our directors will only realize compensation to the extent that: (i) the fair value of our common stock is greater than the exercise price of such stock options and/or (ii) any of their RSUs vest.

The option grants referenced above vest as to 100% of the option shares on the first anniversary of the grant date, provided that the director remains in continuous service with the Company at the vesting date.
The RSU grants referenced above vest as to 100% of the RSU shares on June 3, 2024, provided that the director remains in continuous service with the Company at the vesting date.
(2)
Effective March 31, 2023, Dr. Yvonne Greenstreet retired from our board after nine years of service. The fees paid in cash represent a proration based on the time she served on the board during 2023. Dr. Greenstreet was not granted any stock options or RSUs in 2023, and a modification of previously-granted stock options to expire in the future did not result in any incremental fair value pursuant to FASB ASC Topic 718.

(3)
The aggregate number of stock option and RSU awards outstanding for each of our non-employee directors as of December 31, 2023, is as follows:

Name	Number of Vested Stock Options	Number of Unvested Stock Options	Number of Unvested RSUs
Marcelo Bigal	1,722	29,245	―
Laura Brege	54,697	12,925	1,775
Abraham Ceesay	1,722	29,245	―
Christopher Christie	72,131	12,925	1,775
Mark Froimson	45,152	12,925	1,775
Yvonne Greenstreet(a)	69,697	―	―
Paul Hastings	54,697	12,925	1,775
Mark Kronenfeld	54,697	12,925	1,775
Gary Pace	54,697	12,925	1,775
Andreas Wicki	―	―	―
Michael Yang	1,722	29,245	―
Alethia Young	1,722	29,245	―

(a)
Effective March 31, 2023, Dr. Greenstreet retired from our board after nine years of service.

40 | investor.pacira.com

Corporate Governance and Board Matters
Director Stock Ownership Guidelines
The Compensation Committee has adopted director stock ownership guidelines requiring non-employee directors to own shares of the Company’s common stock equal to at least 3 times the annual cash retainer. Non-employee directors have five years to comply with the requirements from the later of (i) June 7, 2022 (the adoption date) and (ii) their appointment or election to the Board, as applicable. Equity included in the measurement of compliance is comprised of beneficial ownership of:
(i)
common stock held,

(ii)
unvested restricted stock or restricted stock units subject to time-based vesting, and

(iii)
common stock held through any Company-sponsored plan.

Guideline attainment is measured using the 30-day average closing price of the Company’s common stock on July 30th of each year. If a non-employee director is not compliant within the five-year phase-in period, the non-employee director is expected to retain at least 50% of the new after-tax shares of common stock acquired through stock option exercises or restricted stock unit vesting until the guideline is met. Once the guideline is attained, the non-employee director is deemed to be compliant irrespective of changes in the price of the Company’s common stock unless the non-employee director sells those shares. The Compensation Committee believes that equity ownership aligns the interests of its directors with the interests of shareholders, promotes sound corporate governance, and demonstrates a commitment to the Company.
In 2023, all non-employee directors were compliant with the minimum stock ownership guidelines or were within the phase-in period. Dr. Andreas Wicki’s beneficial ownership consists of 451,324 shares of common stock held by HBM Healthcare Investments (Cayman) Ltd. (“HBM”). The board of directors of HBM has sole voting and investment power with respect to the shares held by such entity and acts by majority vote. The board of directors of HBM is comprised of Jean-Marc LeSieur, Richard H. Coles, Sophia A. Harris, Dr. Andreas Wicki, Dr. Mark Kronenfeld, and Richard Paul Woodhouse, none of whom has individual voting or investment power with respect to such shares.

Pacira BioSciences, Inc. 2024 Proxy Statement | 41

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Audit Matters
PROPOSAL	Ratification of the Appointment of Independent Auditors
Our stockholders are being asked to ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint KPMG as our independent registered public accounting firm; however, the board believes that submitting the appointment of KPMG to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the Audit Committee and the board will reconsider whether to retain KPMG. If the appointment of KPMG is ratified, the Audit
Committee or the board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its stockholders. At least one representative of KPMG is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to any questions, as appropriate. KPMG has served as our independent registered public accounting firm since our fiscal year ended December 31, 2016.

The Board of Directors unanimously recommends voting FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
Annual Evaluation and Appointment of KPMG
The Audit Committee annually evaluates the performance of its independent registered public accounting firm, including the senior members of the audit engagement team, and determines whether to reengage the current independent auditors or consider other audit firms. Factors considered by the Audit Committee in deciding whether to retain include:
•
KPMG’s capabilities considering the complexity of our business, and the resulting demands placed on KPMG in terms of technical expertise and knowledge of our industry and business;

•
the quality and candor of KPMG’s communications with the Audit Committee and management;

•
KPMG’s independence;

•
the quality and efficiency of the services provided by KPMG, including input from management on KPMG’s performance and how effectively KPMG demonstrated its independent judgment, objectivity, and professional skepticism;

•
external data on audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on KPMG and its peer firms;

•
the appropriateness of KPMG’s fees, tenure as our independent auditor, including the benefits of a longer tenure and institutional knowledge, and the controls and processes in place that help ensure KPMG’s continued independence; and

•
the costs and time commitment of bringing on a new independent registered public accounting firm, which could lead to distractions for management.

Based on this evaluation, the Audit Committee and the board believe that retaining KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024, is in the best interests of our Company and its stockholders.
The Audit Committee also oversees the process for, and ultimately approves, the appointment of our independent registered public accounting firm’s

Pacira BioSciences, Inc. 2024 Proxy Statement | 43

Audit Matters
lead engagement partner at the five-year mandatory rotation period. Prior to the mandatory rotation period, at the Audit Committee’s instruction, KPMG will select candidates and provide qualifications to be considered for the lead engagement partner role, who will then be interviewed by members of the Audit Committee and senior management. After considering the candidates and their qualifications recommended by KPMG, senior management and the Audit Committee will discuss the candidates and their relative qualifications. The Audit Committee will then discuss the candidates with the current lead engagement partner, interview the leading candidate, and ultimately approve the individual. The current KPMG lead engagement partner commenced service on our Company’s audit in 2021.

Auditor Fees
The following table summarizes the fees billed by KPMG for professional services rendered to us during fiscal years 2023 and 2022:
	Fiscal Year Ended December 31,
KPMG Fees	2023 ($)	2022 ($)
Audit fees(1)	1,305,900	1,310,436
Audit-related fees	―	―
Tax fees	―	―
All other fees	―	―
Total fees	1,305,900	1,310,436

(1)
Audit fees relate to professional services rendered in connection with the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, reviews of the interim condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q, and other services provided in connection with regulatory filings, including registration statements filed with the SEC.

Audit Committee Pre-Approval Policy and Procedures
Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee, or the engagement is entered into pursuant to one of the pre-approval procedures described below.
From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. Our Audit Committee has also delegated to the chairperson of our Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of our Audit Committee pursuant to this delegated authority is reported on at the next meeting of our Audit Committee. Both management and our independent registered public accounting firm are required to periodically report to the Audit Committee such services provided by the independent registered accounting firm in accordance with this pre-approval policy and the fees for services performed to that point.
All services performed by, and fees paid to, our independent registered public accounting firm during fiscal years 2023 and 2022 were pre-approved in accordance with the pre-approval policies and procedures described above.

44 | investor.pacira.com

Audit Matters
Report of the Audit Committee
The Audit Committee is appointed by the board to assist the board in fulfilling its oversight responsibilities with respect to:
(1)
the integrity of the Company’s consolidated financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements;

(2)
the qualifications, independence, and performance of the Company’s independent accountants;

(3)
the performance of the Company’s internal audit function;

(4)
the Company’s information technology and cybersecurity programs; and

(5)
other matters as set forth in the charter of the Audit Committee approved by the board.

Management is responsible for the Company’s consolidated financial statements and the financial reporting process, including the systems of internal controls and disclosure controls and procedures. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the PCAOB and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent accountants the audited consolidated financial statements of Pacira for the fiscal year ended December 31, 2023. The Audit Committee also discussed with the independent accountants the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received the written disclosures and the letter from the independent accountants required by the applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent accountants the independent accountants’ independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the board that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that was filed with the SEC on February 29, 2024.

The Audit Committee of the Board of Directors of Pacira BioSciences, Inc.
Laura Brege Chair	Mark Froimson	Andreas Wicki	Alethia Young
Pacira BioSciences, Inc. 2024 Proxy Statement | 45

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Executive Officers
The following sets forth certain information with respect to the executive officers of the Company as of April 22, 2024.
Name	Age	Position
Frank D. Lee	56	Chief Executive Officer
Charles A. Reinhart, III	63	Chief Financial Officer
Kristen Williams, JD	50	Chief Administrative Officer and Secretary
Daryl Gaugler	62	Chief Operating Officer
Jonathan Slonin, MD	49	Chief Medical Officer
FRANK D. LEE
AGE 56 CHIEF EXECUTIVE OFFICER since January 2024 DIRECTOR since January 2024

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Executive Officer (January 2024 to present)

—
Forma Therapeutics Holdings, Inc., a clinical-stage biopharmaceutical company focused on the research, development, and commercialization of novel therapeutics for rare hematologic diseases and cancers (Nasdaq: FMTX)

•
Chief Executive Officer (March 2019 to October 2022 when acquired by Novo Nordisk A/S)

—
Genentech, Inc., a member of the F. Hoffman-LaRoche AG and a company dedicated to pursuing groundbreaking science to discover and develop medicines for people with serious and life-threatening diseases

•
Senior Vice President, Global Product Strategy and Therapeutic Area Head, Immunology, Infectious Disease, and Ophthalmology (March 2016 to March 2019)

•
Vice President, Oncology, HER2 Franchise and Oral Oncolytics (August 2006 to March 2016)

OTHER CURRENT PUBLIC COMPANY
BOARDS(1)
•
Bolt Biotherapeutics, Inc. (Nasdaq: BOLT) (November 2021 to present)

PRIOR DIRECTORSHIPS
•
Catamaran Bio, Inc. (March 2022 to February 2024)

•
Therini Bio, Inc. (May 2023 to February 2024)

EDUCATION
•
BS in Chemical Engineering, Vanderbilt University

•
Master of Business Administration, The Wharton School of Business, University of Pennsylvania

(1)
Mr. Lee is a new director nominee for Bausch Health (NYSE: BHC). Bausch Health’s annual meeting of stockholders is scheduled for May 14, 2024.

Pacira BioSciences, Inc. 2024 Proxy Statement | 47

Executive Officers
CHARLES A. REINHART, III
AGE 63 CHIEF FINANCIAL OFFICER since May 2016

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Financial Officer (May 2016 to present) (On February 26, 2024, we and Mr. Reinhart agreed that he will depart the Company, effective September 30, 2024. We have commenced a search for a successor to Mr. Reinhart.)

—
Covis Pharmaceuticals, Inc., a specialty pharmaceutical company

•
Chief Financial Officer (September 2014 to October 2015)

—
Archimedes Pharma Ltd., a specialty pharmaceutical company

•
Executive Vice President and Chief Financial Officer (September 2011 to August 2014)

—
PharmAthene, Inc., a biodefense company engaged in the development of next generation medical countermeasures against biological and chemical threats

•
Senior Vice President and Chief Financial Officer (2009 to 2011)

—
Millennium Pharmaceuticals, Inc.

•
Senior Vice President, Finance and Corporate Strategy (2007 to 2008)

—
Cephalon, Inc. and several early-stage life sciences companies

•
Vice President, Finance (2000 to 2007)

—
Mr. Reinhart previously held senior financial roles at several early-stage life sciences companies

EDUCATION
•
Certified Public Accountant (CPA)

•
MBA, The Wharton School of the University of Pennsylvania

•
BS, Lehigh University

KRISTEN WILLIAMS, JD
AGE 50 CHIEF ADMINISTRATIVE OFFICER AND SECRETARY since October 2014

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Administrative Officer and Secretary (October 2014 to present)

•
Vice President, General Counsel (March 2013 to October 2014)

•
Corporate Counsel (December 2011 to March 2013)

•
Legal Consultant (April 2011 to December 2011)

—
Bioenvision, Inc., a biopharmaceutical company focused on compounds for the treatment of cancer

•
Vice President, Corporate Compliance and Assistant General Counsel (June 2004 to 2007, when it merged with Genzyme Corporation)

—
Paul Hastings LLP

•
Attorney, Corporate Law, in New York, where her practice encompassed all aspects of public and private mergers and acquisitions, corporate finance, and securities law and compliance, with a core focus in the healthcare industry (September 1999 to June 2004)

EDUCATION
•
JD, University of Denver, College of Law

•
BS in Business Administration, Bucknell University

48 | investor.pacira.com

Executive Officers
DARYL GAUGLER
AGE 62 CHIEF OPERATING OFFICER since May 2022

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Operating Officer (May 2022 to present)

•
Senior Vice President, Commercial Operations (June 2020 to May 2022)

•
Vice President, Operational Excellence (June 2019 to June 2020)

—
Independent Life Sciences Consultant

•
Principal (August 2015 to June 2019)

—
Quintiles Transnational (now IQVIA), a leading global provider of advanced analytics, technology solutions, and clinical research services to the life sciences industry

•
President of North American Commercial Solutions (August 2009 to August 2015)

•
Senior Vice President, Head of Global Commercialization (September 2002 to August 2009)

EDUCATION
•
BS in Business Administration, Shippensburg University

JONATHAN SLONIN, MD
AGE 49 CHIEF MEDICAL OFFICER since December 2023

CAREER HIGHLIGHTS
—
Pacira BioSciences, Inc.

•
Chief Medical Officer December 2023 to present)

•
Chief Clinical Officer (July 2021 to November 2023)

•
Senior Vice President, Strategic Accounts (July 2020 to July 2021)

—
TeamHealth, a physician-led, patient-focused healthcare organization committed to quality, efficiency, and exceptional patient care

•
Regional Medical Director for the Southeast, Anesthesia (November 2016 to July 2020)

—
Cleveland Clinic Martin Health Center

•
Facility Medical Director and Chair of Anesthesiology (November 2013 to November 2016)

•
Anesthesiologist, Lawnwood Regional Medical Center (July 2005 to October 2013)

EDUCATION
•
MBA, George Washington University

•
Anesthesiology residency, University of Miami/Jackson Memorial Hospital, where he served as chief resident

•
MD, University of Miami

•
BSc in Biomedical Engineering, University of Miami

There are no family relationships among any of our directors or executive officers.
Pacira BioSciences, Inc. 2024 Proxy Statement | 49

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Executive Compensation
PROPOSAL	Advisory Vote to Approve Executive Compensation
As required by Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say on pay” proposal, gives stockholders the opportunity to approve or reject our executive pay program through the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers of Pacira BioSciences, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and related narrative discussion in the Company’s proxy statement.”
We currently conduct the say on pay advisory vote annually, with the next vote following this year’s vote occurring at the next annual meeting of stockholders. The say on pay vote is advisory and therefore will not be binding on the Compensation Committee, the board, or the Company. However, the Compensation
Committee and board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Please read the “Executive Compensation” section of this proxy statement before determining how to vote on this proposal. As discussed in more detail in the “Compensation Discussion and Analysis” section, which includes our 2023 performance highlights, the primary objectives of our executive compensation program are to:
•
increase stockholder value by attracting and retaining talented executives,

•
rewarding performance that meets or exceeds our established goals, and

•
aligning the interests of our executives with those of our stockholders.

Our Compensation Committee, which was advised by an independent compensation consultant, aims to reward our named executive officers for performance and align their interests with those of our shareholders.

The Board of Directors unanimously recommends voting FOR the advisory vote to approve the compensation of our named executive officers.
Pacira BioSciences, Inc. 2024 Proxy Statement | 51

Executive Compensation
Compensation Discussion and Analysis

52	COMPENSATION DISCUSSION AND ANALYSIS
52	I. Executive Summary
53	2023 Company Performance
54	Executive Compensation Highlights
57	Compensation Governance Highlights
58	2023 Say-on-Pay Vote
58	II. Executive Compensation Philosophy and Objectives
59	III. Role of Compensation Committee, Management and Compensation Consultant
59	IV. Peer Group
60	V. Elements of Our Executive Compensation Program
61	Base Salaries
61	Annual Incentive Bonuses
62	2023 Cash LTIP Targets and Earned Awards
65	Equity Incentive Awards
66	VI. Other Compensation Policies and Practices
66	Other Employment Benefits
66	Severance and Change of Control Arrangements
67	Clawback Policy • NEW •
67	Anti-Hedging and Anti-Pledging Policy
67	Tax Considerations
68	Accounting Considerations

▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
This Compensation Discussion and Analysis provides information about our executive compensation program as it relates to the following
“named executive officers” whose compensation information is presented in the tables and accompanying narratives following this discussion:

David Stack	Charles A. Reinhart, III	Kristen Williams	Daryl Gaugler	Jonathan Slonin
Former Chief Executive Officer and Chairman(1)	Chief Financial Officer(2)	Chief Administrative Officer and Secretary	Chief Operating Officer	Chief Medical Officer

(1)
Mr. Stack announced his retirement in September 2023 and served as Chief Executive Officer and Chairman until January 1, 2024.

(2)
On February 26, 2024, we and Mr. Reinhart agreed that he will depart the Company, effective September 30, 2024. We have commenced a search for a successor to Mr. Reinhart.

I.
EXECUTIVE SUMMARY

The primary objective of our executive compensation program is to attract and retain superior executive talent by providing competitive incentives to reward our executives for performance and aligning executive interests with those of our stockholders and the long-term strategic goals and objectives approved by our board.

52 | investor.pacira.com

Executive Compensation
Our compensation program is made up of the following direct compensation elements:
		Element	Purpose
FIXED	Short- Term	BASE SALARY
•
To attract and retain executives with the knowledge, skills, and abilities necessary to successfully execute their job responsibilities by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility, and experience.

VARIABLE		ANNUAL CASH INCENTIVE	• To motivate and reward the achievement of our annual goals.
	Long- Term	CASH LTIP
•
To motivate and reward the achievement of our annual goals in key metrics that are aligned with shareholder value creation and to promote the long-term retention of our executives and key management personnel.

EQUITY AWARDS
•
To align executives’ interests with the interests of stockholders through equity-based compensation to ensure focus on long-term shareholder value creation and the Company’s strategic objectives, and to promote the long-term retention of our executives and key management personnel.

2023 Company Performance
•
In 2023, we reported record total revenues, driven by EXPAREL net product sales of $538.1 million, ZILRETTA net product sales of $111.1 million, and iovera° net product sales of $19.7 million.

•
In January 2023, we opened a second Innovation and Training Center in Houston, Texas. This state-of-the-art facility features a 125-seat adaptive lecture hall, broadcast studio and both wet and dry lab space for cadaver and other interactive workshops, as well as advanced ultrasound machines equipped with artificial intelligence training software. This training center is core to developing physician thought leaders and community-based clinicians wanting to stay at the forefront of opioid-sparing pain management.

•
In March 2023, we retired our term loan B debt facility in full using the net proceeds from a new $150.0 million 5-year senior term loan A debt facility and existing cash resources. The new term loan A debt facility carries a significantly lower interest rate than the retired term loan B debt facility.

•
In October 2023, we submitted a supplemental New Drug Application (“sNDA”) for a 200-liter EXPAREL manufacturing suite at our Science Center Campus in San Diego, California which was approved by the U.S. Food and Drug Administration (“FDA”) in February 2024. We expect to start selling commercial product manufactured in this 200-liter suite later this year, which will help drive a more favorable mix of commercial product sold and benefit EXPAREL gross margins over time.
•
In November 2023, the FDA approved our sNDA to expand the EXPAREL label to include administration in adults as an adductor canal block and a sciatic nerve block in the popliteal fossa. The approval is supported by two successful randomized, double-blind, active-controlled, multicenter Phase 3 studies designed to evaluate the efficacy, safety, and pharmacokinetics of EXPAREL versus bupivacaine HCl.

•
In November 2023, the USPTO issued Patent Nos. 11,819,574 and 11,819,575 which claim batch compositions of EXPAREL prepared by an improved manufacturing process and compositions of EXPAREL respectively. These patents are listed in the FDA’s “Approved Drug Products with Therapeutic Equivalence Evaluations” (the “Orange Book”). These two patents are among the ten Orange Book listed patents that are now listed for EXPAREL, all with an expiration date of January 22, 2041.

Pacira BioSciences, Inc. 2024 Proxy Statement | 53

Executive Compensation
The following chart highlights the growth of our net product sales by quarter for the last three years:
Quarterly Net Product Sales 2021-2023 ($ in millions)
Note:
We began recognizing ZILRETTA net product sales on November 19, 2021, the date we completed the acquisition of Flexion Therapeutics, Inc.

Executive Compensation Highlights
We believe that our executive compensation program is well-structured to support our business objectives, and we also believe that our compensation programs and policies reflect an overall pay-for-performance philosophy that is closely aligned with the long-term interests of our stockholders.
CEO COMPENSATION
Mr. Stack’s 2023 target total compensation is aligned with the Compensation Committee’s philosophy that Mr. Stack’s target cash compensation falls within the 50th and 75th percentiles of our peer group and his equity compensation approximates the 50th percentile of our peer group. Mr. Stack’s target total 2023 compensation, inclusive of the target opportunity under the cash LTIP, was positioned between the competitive 50th and 75th percentiles of our peer group which reflects performance and retention considerations and Mr. Stack’s extensive experience and tenure as CEO. The Compensation Committee approved a 3.5% merit increase in Mr. Stack’s base salary for 2023. In approving the increase in salary, the Compensation Committee considered the competitive market data, as well as performance.
Mr. Stack’s annual incentive payment of 90% of target reflects our 2023 operational and financial performance and reflects the fact that the Compensation Committee approved the Company’s annual incentive bonuses at 90% of target based on the factors discussed in the section titled “Annual Incentive Bonuses” on page 61.
Mr. Stack did not earn his 2023 cash LTIP target award as the Company did not meet the threshold level of performance for either our net product sales or adjusted EBITDA financial metrics. Additionally, the ultimate value of equity grants is dependent on our stock price and reflects the Compensation Committee’s attempt to further incent Mr. Stack and align his compensation with the long-term interests of our stockholders, while providing a strong retention tool. Mr. Stack’s target total 2023 compensation was positioned between the 50th and 75th percentiles of our peer group as a result. The Compensation Committee evaluates the compensation of our CEO holistically, which considers the appropriate mix of base salary, annual incentive bonuses, cash LTIP targets, and equity awards.

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2023 CEO Compensation Components
This chart represents the target values granted to David Stack, who served as our CEO during all of 2023. Actual amounts earned can be found in “Compensation Discussion and Analysis” beginning on page 52.
OVERALL REASONABLE EXECUTIVE COMPENSATION PROGRAM
The Compensation Committee targets total cash compensation at the midpoint of the 50th and 75th percentile of our peer group and equity award values at the 50th percentile of our peer group, subject to adjustments that account for performance, tenure, organizational criticality, and internal equity considerations. The total value of long-term incentives, including the cash LTIP, is targeted between the competitive 50th and 75th percentiles and the target total amount and allocation among components fall within the competitive range.
The Compensation Committee evaluates the compensation of our named executive officers holistically, which considers the appropriate mix of base salary, annual incentive bonuses, cash LTIP targets, and equity awards, and has determined that the targeted total compensation of our named executive officers is within the range of the competitive market.

Annual Incentive Bonuses
The Compensation Committee believes that annual incentive bonuses that are awarded to our named executive officers based on Company and individual performance goals provide our named executive officers additional incentive to outperform our financial goals, increase stockholder value and ensure that we attract and retain talented named executive officers. Each year, the Compensation Committee establishes a target annual incentive award for each named executive officer expressed as a percentage of the executive’s base salary, based on results of Aon’s comparative assessment regarding annual incentive award targets for comparable positions at peer companies, the estimated contribution and responsibility of the individual named executive officer and market practices.
These annual incentive bonuses are short-term and variable in nature and are separate from amounts earned under the cash LTIP, as discussed below.
In 2023, the Compensation Committee approved the Company’s annual incentive bonuses at 90% of target based on the factors discussed in the section titled “Annual Incentive Bonuses” on page 61.

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Executive Compensation

Equity Grants
In 2023, the Compensation Committee granted our chief executive officer an approximate equity mix of 75% stock options and 25% RSUs and our other named executive officers an approximate equity mix of 50% stock options and 50% RSUs to help manage burn rate considerations, yet maintain and incentivize a focus on shareholder value creation. The grant date fair value of equity grants is based on a Black-Scholes valuation model with respect to stock options and on our closing stock price on the date of grant with respect to RSUs, and reflects the Compensation Committee’s attempt to further incent and align the long-term interests of our executives with those of our stockholders, while providing a strong retention tool.
The following charts illustrate the vesting schedules of stock options and RSUs granted to our named executive officers in 2023:

Cash Long-Term Incentive Plan
The cash LTIP is intended to:
•
motivate and reward participants to drive shareholder value by achieving certain performance goals; and

•
further enhance retention and was implemented based on feedback we received from shareholders.

Unlike the annual cash incentive bonus opportunity which is short-term in nature and is not based solely on financial metrics and a TSR multiplier (which further aligns executives’ interests with those of shareholders), the cash LTIP provides cash awards to participants based on the achievement of certain performance goals during each applicable performance period (January 1 through December 31 of each calendar year), with the potential award amount ranging from 0% to 225% of the target cash award. There is also a retention element—if the performance goals are achieved, the cash LTIP awards will then vest in full only after a three-year vesting period, subject to the participant’s continued employment (except in the case of death or disability during the vesting period, or unless otherwise approved by the board or the Compensation Committee).
No executive officer earned a cash LTIP payment in 2023 as the Company did not meet the threshold level of performance for either equally-weighted financial metric.

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Executive Compensation
Total Target Compensation Mix
These charts compare the target values granted to our CEO and the average of our other named executive officers in 2023. Actual amounts earned can be found in “Compensation Discussion and Analysis” beginning on page 52.

Compensation Governance Highlights
In order to further align the long-term interests of management with those of our stockholders and align our compensation program with best practices, the Compensation Committee has established the following policies and practices:

Things We Do	Things We Don’t Do

Independent Compensation Committee that approves all compensation for our named executive officers

Independent compensation consultant whose independence is reviewed annually by the Compensation Committee

Annual Say-on-Pay vote

Reasonable “double trigger” change of control benefits triggered upon a change of control followed by termination of the executive without cause or resignation for good reason

Compensation Committee assesses whether compensation practices increase risk-taking or risk to the Company

Pay-for-performance philosophy

Maintain an incentive compensation recovery policy (a “clawback policy”) • NEW IN 2023 •

Emphasis on long-term compensation components to further align executives with the interests of stockholders

Active stockholder engagement on compensation topics

No excise tax gross-ups in connection with parachute payments in the event of a change of control

No pensions or any other enhanced benefit programs beyond those typically available to all employees.

Limited perquisites

No hedging or pledging of company stock

No stock option repricing without shareholder approval

No discounted stock option grants

No “evergreen” provisions in our equity compensation plans to increase shares available for issuance as equity awards

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2023 Say-on-Pay Vote
At our annual meeting of stockholders in June 2023, we held an advisory stockholder vote to approve the compensation of our named executive officers, which we refer to as say-on-pay. The compensation of our named executive officers reported in our 2022 proxy statement was approved by almost 87% of the votes cast at the 2023 annual meeting of stockholders.
The Compensation Committee believes this affirms our stockholders’ support of our approach to executive compensation, and, as a result, the Compensation Committee did not make any significant changes to our executive compensation program for 2023. The Compensation Committee will continue to consider the outcome of our say-on-pay votes and feedback from stockholders when making future compensation decisions for our named executive officers.

II.
EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

Our primary objective with respect to executive compensation is to attract, retain, and motivate superior executive talent with the skills and experience to successfully execute our business strategy. Our executive compensation program is designed to:

1. Provide competitive incentives that reward the achievement of performance goals that are designed to directly correlate to the enhancement of stockholder value
2.
Align the interests of our executives with those of our stockholders through the use of equity grants by rewarding performance that meets or exceeds established goals, with the ultimate objective of increasing long-term stockholder value

	3. Provide long-term incentives that promote executive retention	4. Align our executives with the long-term strategic goals and objectives approved by our board
To achieve these objectives, our executive compensation program ties a significant portion of each named executive officer’s overall compensation to key pre-determined, objective corporate financial goals and to individual performance and goals. We have also historically provided a portion of our executive compensation in the form of equity awards that vest over time, which we believe helps to retain our named executive officers and aligns their interests with those of our stockholders by allowing them to participate in our long-term performance as reflected in the trading price of our common stock.

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III.
ROLE OF COMPENSATION COMMITTEE, MANAGEMENT AND COMPENSATION CONSULTANT

Our Compensation Committee makes all compensation decisions regarding our named executive officers. Our Compensation Committee is charged with, among other things, the responsibility of reviewing our named executive officer compensation policies and practices to ensure adherence to our compensation philosophy and objectives and that the total compensation paid to our named executive officers is consistent with our performance and is fair, reasonable, and competitive with other companies within our industry.
Our chief executive officer annually reviews the performance of each of our named executive officers, other than himself, and, based on these reviews, makes recommendations to our Compensation Committee regarding salary adjustments, annual incentive bonus payments, cash LTIP awards, and equity incentive awards for such named executive officers. The Compensation Committee believes it is valuable to consider the recommendations of our chief executive officer with respect to these matters because, given his knowledge of our operations and the day-to-day responsibilities of our named executive officers, he is in a unique position to provide the Compensation Committee with perspective into the performance of our executive officers in light of our business at a given point in time.
While the Compensation Committee considers the chief executive officer’s reviews and recommendations, the Compensation Committee decides the compensation of our named executive officers and also considers, among other things, company and individual performance, peer group data, and recommendations from Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), the Compensation Committee’s independent compensation consultant, as further described below.
As part of the 2023 compensation process, our Compensation Committee retained Aon as its independent compensation consultant. Aon has served in this capacity since 2011. Aon provided advisory services with respect to executive and equity compensation and a competitive assessment of compensation for non-executives and sales personnel, in each case, as directed by the Compensation Committee. Aon provides additional services to management in the areas of non-executive compensation (including deferred compensation), with all activities being reviewed and approved by the Compensation Committee or its chair before any services are provided.
Prior to engaging Aon, our Compensation Committee considered the independence of Aon in accordance with the terms of the Compensation Committee’s charter and applicable regulations mandated by Nasdaq and the SEC. For 2023, in determining the independence of Aon, the Compensation Committee considered independence in light of the independence factors set forth in the SEC rules and Nasdaq listing standards. In total, fees paid to Aon during 2023 for services not related to Aon’s work with the Compensation Committee, such as commercial risk brokerage, were approximately $264,332. Fees paid to Aon during 2023 for services related to recommending the amount and form of executive and director compensation were approximately $328,880.The decision to engage Aon for these other services was made by management, and the Compensation Committee approved such other services of Aon. After conducting this assessment, our Compensation Committee did not identify any conflicts of interest with respect to Aon and concluded that Aon was independent. The Compensation Committee took the results of Aon’s comparative analyses of our peer group (as described below), as well as the considerations provided by Aon with respect to components and levels of compensation for our named executive officers, under advisement and as a reference point in determining competitive market practice in our industry. The Compensation Committee considered the assessment of peer group market compensation, historical compensation levels, subjective assessments of individual performance and value to the Company and other subjective factors in establishing and approving the various elements of our executive compensation program for 2023.

IV. PEER GROUP
For 2023, our Compensation Committee identified certain peer group data with the assistance of Aon. Our peer companies are selected from publicly-
traded pharmaceutical and biotechnology companies based in the U.S. and then further refined to more closely align with us based on:

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Executive Compensation
•
revenue,

•
market capitalization, and

•
employee headcount.

The Compensation Committee also takes into consideration:
•
stage of development,

•
growth in revenue, and

•
stock price

At the time the 2023 peer group was approved by the Compensation Committee in September 2022 based on analysis and recommendations from Aon, our market capitalization was positioned at approximately the 38th percentile of our peer group, and our projected 2022 year-ending revenues was positioned at approximately the 69th percentile of our peer group. The Compensation Committee believes that the companies selected to our peer group are broadly comparable to us and represent our labor market for talent for key leadership positions. Our Compensation Committee annually reviews our peer group with Aon to determine if adjustments are necessary to ensure that it continues to be relevant or if additional peer companies or groups are necessary to provide appropriate information on market practices and compensation levels.

Our peer group for 2023 compensation purposes was as follows:
• ACADIA Pharmaceuticals, Inc.	• Emergent BioSolutions, Inc.	• PTC Therapeutics, Inc.
• Alkermes plc	• Exelixis, Inc.	• Sarepta Therapeutics, Inc.
• Amicus Therapeutics, Inc.	• Halozyme Therapeutics, Inc.	• Supernus Pharmaceuticals, Inc.
• Blueprint Medicines Corporation	• Ionis Pharmaceuticals, Inc.	• Travere Therapeutics, Inc.
• CareDx, Inc.	• Ironwood Pharmaceuticals, Inc.	• Ultragenyx Pharmaceutical, Inc.
• Corcept Therapeutics, Inc.	• Natera, Inc.	• United Therapeutics Corporation
• Dynavax Technologies Corporation	• Organogenesis Holdings, Inc.
 Company added to peer group for 2023
For 2023, the Compensation Committee removed Agios Pharmaceuticals, Inc., Coherus BioSciences, Inc. and Collegium Pharmaceutical, Inc. due to their revenues or market capitalization now falling significantly outside the peer group criteria, and added Dynavax Technologies Corporation, Natera, Inc., and Sarepta Therapeutics, Inc. due to being aligned to most or all the peer criteria and being potential executive talent competitors.
V.
ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

The Compensation Committee reviews and considers the performance of each named executive officer and considers the amount of compensation:
•
we are willing to pay to retain each named executive officer;

•
we would have to pay to replace each named executive officer;

•
that the named executive officer could otherwise command in the competitive employment market.

The primary elements of our executive compensation program are:
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Base Salaries
We use competitive base salaries to attract and retain qualified executives with the knowledge, skills, and abilities necessary to successfully execute their job responsibilities to help us achieve our growth and performance goals. Base salaries are intended to recognize a named executive officer’s immediate contribution to our organization, as well as his or her experience, knowledge, and responsibilities.
Our Compensation Committee annually evaluates adjustments to named executive officer base salary levels, including:
•
recommendations from our chief executive officer (for named executive officers other than himself);

•
the named executive officer’s skills and experience;

•
the particular importance of the named executive officer’s position to us;

•
the named executive officer’s individual performance;

•
the named executive officer’s growth in his or her position; and

•
the results of Aon’s comparative assessment regarding base salaries for comparable positions at peer companies.

After considering the above factors, in January 2023, our Compensation Committee approved merit increases to the 2023 base salary for each of our named executive officers. The 2023 base salaries of our named executive officers are below:
Named Executive Officer	2023 Base Salary ($)	Increase (Decrease) over 2022 Base Salary
David Stack	942,000	3.5%
Charles A. Reinhart, III	486,000	2.5%
Kristen Williams(1)	502,000	11.3%
Daryl Gaugler	502,000	2.5%
Jonathan Slonin(2)	535,000	15.4%

(1)
Ms. Williams took a base salary reduction in 2022 to reflect her intention to reduce her amount of business travel. In 2023, Ms. Williams resumed her regular amount of business travel and the Compensation Committee reinstated her salary accordingly.

(2)
Dr. Slonin was promoted to Chief Medical Officer in December 2023 and received an increase in connection with his promotion at that time.

Annual Incentive Bonuses
The Compensation Committee believes that annual incentive bonuses that are awarded to our named executive officers based on Company and individual performance goals provide our named executive officers additional incentive to outperform our financial goals, increase stockholder value and ensure that we attract and retain talented named executive officers. Each year, the Compensation Committee establishes a target annual incentive award for each named executive officer expressed as a percentage of the executive’s base salary, based on results of Aon’s comparative assessment regarding annual incentive award targets for comparable positions at peer companies, the estimated contribution and responsibility of the individual named executive officer and market practices.
These annual incentive bonuses are short-term and variable in nature and are separate from amounts earned under the cash LTIP, as discussed below.
2023 ANNUAL INCENTIVE BONUS TARGETS AND PAYOUTS
For 2023, the targets for our named executive officers and actual payouts were as follows:
	2023 Annual Incentive Bonus (as a Percentage of Base Salary)
Named Executive Officer	Target	Actual Payment(1)
David Stack	85%	76.5%
Charles A. Reinhart, III	50%	45.0%
Kristen Williams	50%	45.0%
Daryl Gaugler	50%	45.0%
Jonathan Slonin	50%	41.2%(2)

(1)
The corresponding amounts earned for the 2023 Annual Incentive Bonus are included in the “Bonus” column of the Summary Compensation Table, which can be found on page 70.

(2)
Dr. Slonin was promoted to Chief Medical Officer in December 2023 and, as a result, his 2023 bonus was prorated based on his partial year service as Chief Clinical Officer prior to that time.

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Our Compensation Committee assesses the achievement of corporate and individual goals and performance at the end of each fiscal year to determine, on a discretionary basis, the appropriate bonus for each named executive officer. In addition to financial goals, other factors considered in determining performance include corporate goals related to manufacturing, clinical, regulatory, marketing, and business development, among others.
The 2023 annual incentive bonus was paid at 90% of target, which reflects the Company’s 2023 operational and financial performance. The Compensation Committee approved the Company’s annual incentive bonuses at 90% of target for all named executive officers, reflecting the fact that we:
•
experienced net income and diluted earnings per share growth

•
received FDA approval of our sNDA to expand the EXPAREL label to include administration in adults as an adductor canal block and a sciatic nerve block in the popliteal fossa;

•
obtained two new Orange Book-listed patents for EXPAREL;

•
retired our term loan B debt facility with a new term loan A debt facility featuring a significantly lower interest rate that saved over $16 million in interest expense in 2023;

•
submitted an sNDA in October 2023, ultimately approved by the FDA in February 2024, for our 200-liter EXPAREL manufacturing suite at our Science Center Campus in San Diego, California;

•
progressed the development of PCRX-201 (enekinragene inzadenovec), our novel, intra-articular helper-dependent adenovirus (HDAd) gene therapy product candidate that codes for interleukin-1 receptor antagonist (IL-1Ra), for the treatment of osteoarthritis of the knee which led to receiving a Regenerative Medicine Advanced Therapy (RMAT) designation from the FDA; and

•
opened our second Innovation and Training Center.

Despite the multiple accomplishments described above, the Company’s net product sales growth fell short of internal targets, and as a result, the Compensation Committee reduced the payout under the annual incentive bonus plan.
Special Bonuses
The Compensation Committee also has the authority to award discretionary cash bonuses to our executive officers in the event of extraordinary short-term efforts and achievements, retention, or other recognition purposes. No such bonuses were awarded to any of our executive officers in 2023.

2023 Cash LTIP Targets and Earned Awards
The purpose of the cash LTIP is to provide select employees of the Company and its subsidiaries (including our CEO and named executive officers) the opportunity to receive long-term cash incentive awards. The cash LTIP is intended to: (i) motivate and reward participants for increasing stockholder value by achieving certain objective, pre-determined performance goals, including relative total shareholder return (“TSR”); and (ii) enhance executive retention in a highly competitive talent market. The Compensation Committee believes that an annual cash incentive plan that offers significant awards to our named executive officers for meeting or exceeding Company performance goals provides our named executive officers additional incentive to meet or exceed our strategic Company goals and ensures that we attract and retain talented named executive officers. Notably, the cash LTIP differs from the annual incentive bonus opportunity in that the metrics are objective, the relative TSR feature further aligns our executives with shareholders, and there is an added retention element (an additional three-year vesting period after the performance year) that does not exist with the annual incentive bonus opportunity. The annual incentive bonus opportunity also features discretionary aspects, including other corporate and individual goals which are both qualitative and quantitative in nature. Further, unlike the annual incentive bonus opportunity, individual performance in a given year does not factor into the cash LTIP results.

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Executive Compensation
The cash LTIP provides cash awards to participants based on the achievement of certain Company performance goals during each applicable performance period from January 1 through December 31 of each calendar year, with the potential award amount ranging from 0% to 225% of the target cash award. The two financial metrics of net revenue and adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) are intended to drive topline growth and increased profitability, respectively. The result is then multiplied by a relative TSR modifier, as further explained below. If the performance goals are achieved, the cash LTIP awards will vest in full after a three-year vesting period, subject to the participant’s continued employment, except in the case of death or disability during the vesting period, or unless otherwise approved by the board or the
Compensation Committee. Payment of any earned awards will occur within 60 days following the end of the three-year vesting period. Awards earned under the cash LTIP are separate from those earned under our annual incentive bonus program.
For 2023, the cash LTIP targets for our named executive officers were as follows:
Named Executive Officer	2023 Cash LTIP Target (as a Percentage of Base Salary)
David Stack	85%
Charles A. Reinhart, III	50%
Kristen Williams	50%
Daryl Gaugler	50%
Jonathan Slonin	50%

The cash LTIP performance metrics for the 2023 performance year were as follows(1):
The Cash LTIP performance metrics were as follows and were equally weighted at 50% each
Performance Metric	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)	Actual Performance
Net revenue (2)	50%	95% of Target $721.1m	100% of Target $759.0m	105% of Target $797.0m	88.1% of Target $668.9m
Adjusted EBITDA (3)	50%	90% of Target $273.6.0m	100% of Target $304.0m	110% of Target $334.4m	70.4% of Target $214.0m

(1)
The 2023 cash LTIP targets exclude $0.5 million of adjustments related to net revenues and cost of goods sold for sales to our third-party partner for our liposome bupivacaine injectable suspension in veterinary use because we do not have any control over the timing or quantities of the third-parties’ sales or order patterns, and also excludes the accounting cost of the cash LTIP itself. These items are not intended to positively impact the net revenue metric nor adversely impact the adjusted EBITDA metric. Additionally, the figures reported here will not be comparable with our consolidated financial results as reported in our latest Annual Report on Form 10-K, filed with the SEC on February 29, 2024 or in this proxy statement, including “Appendix A—Reconciliation of U.S. GAAP Net Income to Adjusted EBITDA”.

(2)
Net revenue includes all gross revenues less product returns, allowances, prompt payment discounts, wholesaler service fees, volume rebates, chargebacks, and similar items of variable consideration, as applicable.

(3)
Adjusted EBITDA includes GAAP to non-GAAP adjustments that reflect how the Company’s management analyzes its financial results. The adjusted EBITDA figures presented here are unlikely to be comparable with adjusted EBITDA disclosures released by other companies. In 2023, adjusted EBITDA included adjustments to GAAP net income by adding back interest expense, income tax expense, depreciation expense, amortization of acquired intangible assets, acquisition-related charges, restructuring charges, stock-based compensation, the step-up of acquired inventory to fair value, and a loss on the early extinguishment of debt and by subtracting interest income and changes in the fair value of contingent consideration. For a reconciliation of GAAP net income to adjusted EBITDA, see “Appendix A—Reconciliation of U.S. GAAP Net Income to Adjusted EBITDA” on page A-1.

Note: Performance and payouts in between levels is calculated on a straight-line basis.
The performance against the two cash LTIP performance metrics is equally weighted to determine the potential award, which is then subject to the application of the TSR payout modifier.
The relative TSR modifier based on the Company’s level of achievement against the companies comprising the S&P Pharmaceuticals Select Industry Index is applied to the earned payout resulting from the achievement of the performance metrics as follows:

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Percentile Ranking	≤ 50th	55th	60th	65th	70th	≥ 75th	Actual 46.0th
Payout modifier	100%	110%	120%	130%	140%	150%	100%
Note: Performance and payouts in between levels is calculated on a straight-line basis.
For the 2023 cash LTIP performance period, the Compensation Committee certified a total payout of 0%(1) of target. The achievement levels and associated payouts are shown in the table and graphs below:
Performance Metric or TSR	Performance Level	Result	Payout Achieved
Net revenue	88.1%	$668.9 million	0%
Adjusted EBITDA	70.4%	$214.0 million	0%
Relative TSR	46.0th Percentile	46.0th Percentile	100%

(1)
The average of the payout achieved from each equally weighted performance metric of net revenue and adjusted EBITDA is 0%, and multiplying by the TSR payout modifier of 100% yields the 0% earned payout percentage.

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For the 2023 cash LTIP performance period, the named executive officers did not earn any payout.
Any payout amounts earned during a cash LTIP performance period are based on a percentage of each participants base salary at the time the cash LTIP was approved by the Compensation Committee.

Equity Incentive Awards
We believe that our long-term performance is enhanced through equity awards to our named executive officers. Equity awards:
1.	reward our named executive officers for maximizing stockholder value over time and provide our named executive officers with a strong link to our long-term performance by enhancing their accountability for long-term decision making.
2.	ensure focus on long-term value creation and our strategic objectives, and creates an ownership culture by aligning the interests of our named executive officers with the creation of long-term value for our stockholders.
3.	align the long-term interests of our named executive officers with those of our stockholders.
4.	further our goal of executive retention.
All equity incentive awards granted to our named executive officers are approved by our Compensation Committee. Equity incentive awards to our named executive officers are made in the form of stock options with exercise prices equal to the closing market price of our common stock on the date of grant and time-vesting RSUs.
In June 2023, the Compensation Committee granted both stock options and RSU awards to our named executive officers in line with the philosophy of targeting the 50th percentile of our peer group (with the ability to go up to the 75th percentile based on performance) with an approximate mix of 75% options and 25% RSU awards to our chief executive officer and 50% options and 50% RSU awards to our other named executive officers, which vest over a four-year period. The Compensation Committee believes that the combination of stock options and RSU awards provides the appropriate mix of incentive, motivation, and retention goals to our named executive officers, and helps manage our burn rate, while further aligning their interests with those of our stockholders. The Compensation Committee determined that time-based vesting of equity awards is appropriate at this time to align our executive officers’ interests with the interests of stockholders, and to promote the long-term retention of our named executive officers.
The equity awards granted to our named executive officers in 2023, along with their grant date fair values, were as follows:

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Named Executive Officer	Stock Options (#)(1)	Stock Options Grant Date Fair Value ($)(2)	RSUs (#)(1)	RSUs Grant-Date Fair Value ($)(2)
David Stack	245,400	3,909,786	32,700	1,266,798
Charles A. Reinhart, III	22,500	358,477	9,000	348,660
Kristen Williams	27,500	438,138	10,950	424,203
Daryl Gaugler	25,000	398,307	10,000	387,400
Jonathan Slonin	27,500	438,138	10,950	424,203

(1)
The stock option grants have an exercise price equal to the closing price of our stock price on the grant date, and vest as to 25% of the options shares on the first anniversary of the grant date, with the remaining option shares vesting in equal quarterly installments over the subsequent three years, provided that the named executive officer remains in continuous service with us as of each vesting date. The RSU awards vest in four equal annual installments beginning on the first anniversary of the vesting date, provided that the named executive officer remains in continuous service with us as of each vesting date. The Compensation Committee believes that the grants of these equity awards are an important tool to promote retention of our named executive officers, while also incentivizing our named executive officers to create long-term value for our stockholders.

(2)
Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based accounting rules (FASB ASC Topic 718, Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

VI.
OTHER COMPENSATION POLICIES AND PRACTICES

Other Employee Benefits
We maintain broad-based benefits that are provided to all employees, including our:
•
401(k) retirement plan with company match,

•
employee stock purchase plan,

•
flexible spending accounts,

•
medical, prescription, dental, and vision care plans,

•
healthcare and dependent care savings accounts,

•
flexible work arrangements,

•
remote working opportunities,

•
life and disability insurance,

•
short- and long-term disability policies,

•
paid vacation,

•
paid parental leave,

•
mental health resources,

•
fertility and maternity assistance,

•
paid sick time, and

•
paid company and floating holidays.

Our named executive officers are eligible to participate in each of these programs on the same terms as non-executive employees. Separately, as discussed in more detail in “Compensation Tables—Non-Qualified Deferred Compensation Plan,” we maintain a non-qualified deferred compensation plan under which eligible participants include select management and highly compensated employees of the Company, including the Company’s named executive officers.

Severance and Change of Control Arrangements
We have entered into employment agreements with each of our named executive officers. Each of these agreements provides the named executive officer with certain severance benefits in connection with certain terminations of the executive’s employment both before and after a change of control. The Compensation Committee believes that reasonable severance and change of control protections for our named executive officers:
•
strengthens our competitive compensation package by providing us with a recruitment and retention benefit,

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•
aligns the interests of the named executive officers with those of the stockholders, and

•
ensures continued dedication to the Company in change of control situations that may result in personal uncertainties.

See “Employment Agreements, Severance, and Change of Control Arrangements” below.

Clawback Policy
We have adopted an Incentive Compensation Recovery Policy (the “clawback policy”) effective as of October 2, 2023 that complies with Nasdaq’s new listing standards and the SEC’s clawback rules promulgated under Section 10D of the Exchange Act. In the event we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any financial reporting requirement, the clawback policy requires that the Company recover any excess incentive-based compensation received by a covered executive during the three completed fiscal years immediately preceding the date that we are required to prepare the restatement. Executives covered by the clawback policy are current and former executive officers, as determined by the Compensation Committee in accordance with Section 10D of the Exchange Act and the Nasdaq listing standards. Incentive-based compensation subject to the clawback policy includes any compensation that is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure. The amount subject to recovery is the excess of the incentive-based compensation received based on the erroneous data over the incentive-based compensation that would have been received had it been based on the restated results. The clawback policy will only apply to incentive-based compensation received on or after the effective date of October 2, 2023.

Anti-Hedging and Anti-Pledging Policy
Our Insider Trading Policy prohibits our directors, management, employees, and contractors from engaging in hedging transactions designed to offset decreases in the market value of our securities, including:
(i)
short sales of our securities, including short sales “against the box”; or

(ii)
purchases or sales of puts, calls or other derivative securities based on our securities.

Our Insider Trading Policy also prohibits our directors, management, employees, and contractors from holding our stock in a margin account or pledging our stock as collateral to secure loans or other obligations. However, an exception may be granted where a person wishes to pledge our securities as collateral for a loan and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any person who wishes to pledge our securities as collateral for a loan must submit a request for approval to our Chief Financial Officer.

Tax Considerations
Our board and Compensation Committee will consider the tax impacts of our executive compensation program but retain the flexibility to design and administer compensation programs that are in the best interests of the Company and its stockholders.
Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applies to plans, agreements and arrangements that provide for the deferral of compensation, and imposes penalty taxes on employees if those plans, agreements, and arrangements do not comply with Section 409A. We have sought to structure our executive compensation arrangements to be exempt from, or comply with, Section 409A.

Pacira BioSciences, Inc. 2024 Proxy Statement | 67

Executive Compensation

Accounting Considerations
ASC Topic 718, Compensation—Stock Compensation (referred to as ASC Topic 718), requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock options, restricted stock, RSUs and performance units under our equity incentive award plans will be accounted for under ASC Topic 718. We will consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

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Executive Compensation
Compensation Committee Report
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management, and based on such review and discussions, the
Compensation Committee recommended to the board of the Company that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee of the Board of Directors of Pacira BioSciences, Inc.
Michael Yang Chair	Abraham Ceesay	Paul Hastings	Mark Kronenfeld
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Executive Compensation
Compensation Tables

Compensation Tables—Contents
70	COMPENSATION TABLES
70	Summary Compensation Table
71	Grants of Plan-Based Awards Table
72	Outstanding Equity Awards at Fiscal Year-End Table
74	Option Exercises and Stock Vested Table
74	Non-Qualified Deferred Compensation Plan
76	Employment Agreements, Severance, and Change of Control Arrangements
78	Potential Payments Upon Termination or Change of Control

▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
SUMMARY COMPENSATION TABLE
The following table sets forth information regarding compensation earned for services rendered during fiscal years 2023, 2022, and 2021 for our chief executive officer, our chief financial officer, and the three other most highly compensated executive officers who were serving as executive officers at the end of 2023. We refer to these individuals as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
David Stack Chief Executive Officer (5)	2023	941,387	720,600	1,266,798	3,909,786	―	39,520	6,878,091
	2022	910,108	618,900	1,276,885	4,030,545	―	14,902	6,851,340
	2021	883,600	751,100	1,085,088	3,701,206	506,777	14,713	6,942,484
Charles A. Reinhart, III Chief Financial Officer	2023	486,671	219,100	348,660	358,477	―	14,520	1,427,428
	2022	475,000	290,000	472,151	498,495	―	15,582	1,751,228
	2021	460,400	230,200	365,760	416,178	165,030	25,168	1,662,736
Kristen Williams Chief Administrative Officer and Secretary	2023	501,018	225,900	424,203	438,138	―	11,602	1,600,861
	2022	457,046	330,400	587,961	621,240	―	12,188	2,008,835
	2021	515,000	275,000	426,720	485,540	184,602	11,526	1,898,389
Daryl Gaugler Chief Operating Officer(7)	2023	501,673	225,900	387,400	398,307	―	20,347	1,533,627
	2022	469,942	287,900	766,131	746,490	―	20,933	2,291,396
Jonathan Slonin Chief Medical Officer Officer(8)	2023	490,225	220,300	424,203	438,138	―	20,347	1,593,213
	2022	463,500	185,400	587,961	621,240	―	20,933	1,879,034
	2021	426,193	212,900	639,479	667,624	145,602	20,557	2,112,355

(1)
Amounts include one-time transaction bonuses in 2022 in the amount of  $150,000 to Ms. Williams and $100,000 to each of Messrs. Reinhart and Gaugler for their efforts in quickly and successfully completing the financial and operational integration of Flexion Therapeutics, Inc. and Pacira.

(2)
Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based accounting rules (FASB ASC Topic 718, Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

(3)
Represents amounts earned under the cash LTIP for the applicable performance year. Payments of the amounts earned are subject to an additional three-year vesting period commencing after the performance year.

(4)
Amounts represent health, dental, vision, disability, and group term life insurance premiums paid-in full by us. In 2021, for Mr. Reinhart, there is a $10,000 benefit for financial counseling included. In 2023, for Mr. Stack, there is a $25,000 accrual included for future healthcare benefits upon his retirement from the Company, which is intended to pay for twelve (12) months of healthcare coverage for Mr. Stack and his dependent(s), if any, following his retirement.

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(5)
Mr. Stack announced his retirement in September 2023 and served as Chief Executive Officer and Chairman until January 1, 2024.

(6)
On February 26, 2024, we and Mr. Reinhart agreed that he will depart the Company, effective September 30, 2024. We have commenced a search for a successor to Mr. Reinhart.

(7)
Mr. Gaugler was promoted to Chief Operating Officer in May 2022. Prior to that time, he most recently served as our Senior Vice President, Commercial Operations.

(8)
Dr. Slonin was promoted to Chief Medical Officer in December 2023. Prior to that time, he most recently served as our Chief Clinical Officer. Dr. Slonin was previously a named executive officer in 2021 but was not in 2022.

GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides information for each of our named executive officers regarding plan-based awards granted during fiscal year 2023.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date of Fair Value of Stock and Option Awards(2) ($)
Name	Type of Award	Grant Date	Threshold(1) ($)	Target(1) ($)	Maximum(1) ($)
David Stack	Stock Option	6/14/2023	―	―	―	―	245,400	38.74	3,909,786
	RSUs	6/14/2023	―	―	―	32,700	―	―	1,266,798
	Cash LTIP	1/1/2023	400,350	800,700	1,801,575	―	―	―	―
Charles A. Reinhart, III	Stock Option	6/14/2023	―	―	―	―	22,500	38.74	358,477
	RSUs	6/14/2023	―	―	―	9,000	―	―	348,660
	Cash LTIP	1/1/2023	121,725	243,450	547,763	―	―	―	―
Kristen Williams	Stock Option	6/14/2023	―	―	―	―	27,500	38.74	438,138
	RSUs	6/14/2023	―	―	―	10,950	―	―	424,203
	Cash LTIP	1/1/2023	125,500	251,000	564,750	―	―	―	―
Daryl Gaugler(3)	Stock Option	6/14/2023	―	―	―	―	25,000	38.74	398,307
	RSUs	6/14/2023	―	―	―	10,000	―	―	387,400
	Cash LTIP	1/1/2023	125,500	251,000	564,750	―	10,000	―	―
Jonathan Slonin	Stock Option	6/14/2023	―	―	―	―	27,500	38.74	438,138
	RSUs	6/14/2023	―	―	―	10,950	―	―	424,203
	Cash LTIP	1/1/2023	121,725	239,850	539,663	―	―	―	―

(1)
Amounts represent the threshold, target, and maximum amount that could have been earned under the cash LTIP in 2023. No amounts were ultimately earned in 2023 based on actual performance. As such, for 2023, there are no cash LTIP earnings reflected in the preceding “Summary Compensation Table”.

(2)
Amounts reflect the aggregate grant date fair value of grants computed in accordance with stock-based accounting rules (FASB ASC Topic 718, Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

The option grants referenced above vest as to as to 25% of the option shares on the first anniversary of the grant date, and vest as to the remaining shares in successive equal quarterly installments over the subsequent three years.
The RSU grants referenced above vest as to 25% of the RSU shares in four equal annual installments, beginning June 3, 2023. All vesting is subject to the requirement that the named executive officer remains in continuous service with the Company at the vesting date.
Pacira BioSciences, Inc. 2024 Proxy Statement | 71

Executive Compensation
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
The following table sets forth certain information with respect to outstanding options and RSUs held by our named executive officers as of December 31, 2023.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options― Exercisable (#)	Number of Securities Underlying Unexercised Options― Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)
David Stack(4)	6/14/2023	—	—	—	—	32,700(3)	1,103,298
	6/14/2023	—	245,400(2)	38.74	6/14/2033	—	—
	6/8/2022	—	—	—	—	16,125(3)	544,058
	6/8/2022	60,340	100,560	59.39	6/8/2032	—	—
	6/9/2021	—	—	—	—	8,900(3)	300,286
	6/9/2021	83,378	50,022(2)	60.96	6/9/2031	—	—
	6/9/2020	—	—	—	—	8,325(3)	280,886
	6/9/2020	240,626	34,374(2)	47.65	6/9/2030	—	—
	6/5/2019	142,100	—	43.54	6/5/2029	—	—
	6/13/2018	170,250	—	38.35	6/13/2028	—	—
	6/14/2017	81,000	—	44.20	6/14/2027	—	—
	12/7/2016	60,000	—	32.35	12/7/2026	—	—
	6/15/2016	66,250	—	40.34	6/15/2026	—	—
	6/3/2014	150,000	—	81.00	6/3/2024	—	—
Charles A. Reinhart, III(5)	6/14/2023	—	—	—	—	9,000(3)	303,660
	6/14/2023	—	22,500(2)	38.74	6/14/2033	—	—
	6/8/2022	—	—	—	—	5,962(3)	201,158
	6/8/2022	7,464	12,436(2)	59.39	6/8/2032	—	—
	6/9/2021	—	—	—	—	3,000(3)	101,220
	6/9/2021	9,378	5,622(2)	60.96	6/9/2031	—	—
	6/9/2020	—	—	—	—	3,150(3)	106,281
	6/9/2020	27,567	3,936(2)	47.65	6/9/2030	—	—
	6/5/2019	26,300	—	43.54	6/5/2029	—	—
	6/13/2018	30,000	—	38.35	6/13/2028	—	—
	6/14/2017	17,500	—	44.20	6/14/2027	—	—
	12/7/2016	16,000	—	32.35	12/7/2026	—	—
	5/3/2016	70,000	—	51.54	5/3/2026	—	—
Kristen Williams	6/14/2023	—	—	—	—	10,950(3)	369,453
	6/14/2023	—	27,500(2)	38.74	6/14/2033	—	—
	6/8/2022	—	—	—	—	7,425(3)	250,520
	6/8/2022	9,300	15,500(2)	59.39	6/8/2032	—	—
	6/9/2021	—	—	—	—	3,500(3)	118,090
	6/9/2021	10,940	6,560(2)	60.96	6/9/2031	—	—
	6/9/2020	—	—	—	—	3,500(3)	118,090
	6/9/2020	15,311	4,374(2)	47.65	6/9/2030
	6/5/2019	10,560	—	43.54	6/5/2029
	6/3/2018	2,953	—	38.35	6/13/2028
	6/3/2015	15,000	—	79.43	6/3/2025
	6/3/2014	40,000	—	81.00	6/3/2024
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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options― Exercisable (#)	Number of Securities Underlying Unexercised Options― Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)
Daryl Gaugler	6/14/2023	—	—	—	—	10,000(3)	337,400
	6/14/2023	—	25,000(2)	38.74	6/14/2033	—	—
	6/8/2022	—	—	—	—	9,675(3)	326,435
	6/8/2022	11,177	18,623(2)	59.39	6/8/2032	—	—
	6/9/2021	—	—	—	—	3,000(3)	101,220
	6/9/2021	9,378	5,622(2)	60.96	6/9/2031	—	—
	7/2/2020	8,750	1,250(2)	52.37	7/2/2030	—	—
	6/9/2020	—	—	—	—	2,000(3)	67,480
	6/9/2020	17,500	2,500(2)	47.65	6/9/2030	—	—
	7/2/2019	20,000	—	42.54	7/2/2029	—	—
Jonathan Slonin	6/14/2023	—	—	—	—	10,950(3)	369,453
	6/14/2023	—	27,500(2)	38.74	6/14/2033	—	—
	6/8/2022	—	—	—	—	7,425(3)	250,520
	6/8/2022	9,300	15,500	59.39	6/8/2032	—	—
	8/3/2021	5,625	4,375(2)	60.79	8/3/2031	—	—
	8/1/2021	—	—	—	—	2,500(3)	84,350
	6/9/2021	—	—	—	—	2,827(3)	95,383
	6/9/2021	8,839	5,298(2)	60.96	6/9/2031	—	—
	7/2/2020	30,814	4,686(2)	52.37	7/2/2030	—	—
	7/1/2020	—	—	—	—	3,750(3)	126,525

(1)
Based on the fair market value of our common stock of   $33.74 per share, which was the closing price of our common stock on December 29, 2023, the last trading day of 2023, as reported on the Nasdaq Global Select Market.

(2)
The stock options vest with respect to 25% of the shares on the first anniversary of either the grant date or employment start date, and vests with respect to the remaining shares in approximately equal successive quarterly installments over 36 months thereafter, provided that the named executive officer remains in continuous service with us as of each vesting date.

(3)
Represents RSUs that vest in four equal annual installments beginning on approximately the first anniversary of the vesting date, provided that the named executive officer remains in continuous service with us as of each vesting date.

(4)
Mr. Stack announced his retirement in September 2023 and served as Chief Executive Officer and Chairman until January 1, 2024. In conjunction with this announcement, Mr. Stack entered into a Transition and Retirement Agreement, dated September 20, 2023 (the “Retirement Agreement”). Pursuant to the Retirement Agreement, subject to execution and non-revocation of a customary release of claims against the Company, Mr. Stack will be entitled to, among other things, continued vesting of outstanding equity awards during Mr. Stack’s continued service to the Company (including during a consulting period, the ability to exercise vested stock options for the lesser of the stated term of the stock options or twenty-four months following his cessation of service to the Company under a consulting agreement).

(5)
On February 26, 2024, we and Mr. Reinhart agreed that he will depart the Company, effective September 30, 2024. We have commenced a search for a successor to Mr. Reinhart. In connection with his departure and the services Mr. Reinhart will provide the Company during the transition to his successor, the Company and Mr. Reinhart agreed, subject to execution and non-revocation of a customary release of claims against the Company, that Mr. Reinhart will be entitled to, among other things, immediate vesting of the portion of Mr. Reinhart’s outstanding unvested stock options and time-based RSUs that would have become vested during the nine-month period following his departure and the ability to exercise vested stock options for the less of three months or the stated term of the stock options following his cessation of service to the Company under a consulting agreement to be entered into in connection with his departure.

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OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth information for each of our named executive officers regarding stock options exercised and stock vested during 2023.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
David Stack	—	—	24,075	934,470
Charles A. Reinhart, III	—	—	7,738	300,350
Kristen Williams	—	—	9,125	354,187
Daryl Gaugler	2,500	12,700	6,725	261,031
Jonathan Slonin	—	—	8,889	346,214

(1)
With respect to option awards, the value realized on exercise is calculated as the difference between the market price of our common stock at exercise and the exercise price of the options. With respect to stock awards, the value realized on vesting is calculated by multiplying the number of shares of stock by the closing market value of the underlying shares on the vesting date.

NON-QUALIFIED DEFERRED COMPENSATION PLAN
Pursuant to the Company’s non-qualified deferred compensation plan (the “NQDC Plan”), eligible participants include select management and highly compensated employees of the Company, including the Company’s named executive officers. The
NQDC Plan is subject to the requirements of Section 409A of the Code and established a Rabbi Trust with an independent trustee in order to fund benefits payable to the participants of the plan should a change in control occur.

Deferrals
Pursuant to the NQDC Plan, participants may elect to defer amounts on their eligible base salary (1% up to 50%) and their eligible performance-based bonus (1% up to 100%), but not on other forms of compensation. Deferral elections are only available to participants that timely enroll during an annual enrollment window that occurs prior to the start of a given calendar year. We offer a discretionary company match on deferrals into the NQDC Plan using the same formula used for the discretionary company match into our 401(k) salary savings plan.

Earnings
The NQDC Plan’s investment options currently mirror those of our 401(k) salary savings plan. Participants can select a mix of investment options that best suits their goals, time horizon, and risk tolerance, and such allocations can be changed at any time. Changes generally become effective on the first trading day following such change. The investment options available through the NQDC Plan include conservative, moderately conservative and aggressive funds.

In-Service Distributions
Participants in the NQDC Plan can make an election to receive all or a portion of the amount deferred in a given year (adjusted for any gains or losses) after three or more years following the year of deferral.
Participants can elect in-service distributions to be processed in the second month of any calendar quarter during the specified year.

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Separation from Service Distributions
Participants can make an election to receive a lump-sum or annual installment payment over a period of two-to-five years following separation from the Company. In the event of separation, Section 409A rules state that for “key employees”, distributions will be delayed by a minimum of six months for any separation events. Key employees generally consist of named executive officers and executives who have a significant role in the Company's operations.
In the event of a change in control, participants will receive a lump-sum payment. Participants who become disabled are able to receive a lump-sum or annual payment over two-to-five years. Upon death, participants’ beneficiaries will receive a lump sum distribution. Participants may also request a distribution in the event of certain unforeseeable financial emergencies.
Earnings under the plan, including interest, are based on investment elections made by each participant. The investment options available under the NQDC Plan mirror those of our 401(k) salary savings plan. Elections may be made for payment as in-service distributions or a distribution upon termination. In the event of a change in control event, any amounts that have not already been distributed will be distributed in a lump sum within 90 days after the change in control event occurring.
In the event of the death of a participant, any amounts that have not already been distributed will be distributed in a lump sum to a named beneficiary within 90 days of the date of the participant’s death.
Pacira intends to contribute an amount equal to participant deferrals and any matching contributions to a “rabbi” trust to help it pay benefits under the NQDC Plan. However, even if such contributions are made, the NQDC Plan is considered unfunded for tax purposes.
The following table sets forth information for the NQDC Plan for each of our named executive officers during 2023:

Name	Aggregate Balance at December 31, 2022 ($)	Executive Contributions(1) ($)	Registrant Contributions(2) ($)	Aggregate Earnings(2)(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2023 ($)
David Stack	338,072	65,897	61,514	69,527	—	535,010
Charles A. Reinhart, III	187,996	53,534	17,334	31,294	—	290,158
Kristen Williams	—	—	—	—	—	—
Daryl Gaugler	—	—	—	—	—	—
Jonathan Slonin	86,847	26,428	17,281	26,180	—	156,736

(1)
The amounts deferred by our named executive officers are included as part of the amounts reported in the “Salary” or “Bonus” columns of the Summary Compensation Table.

(2)
These amounts are not reported as compensation in the Summary Compensation Table because the NQDC Plan does not provide for above-market or preferential earnings.

(3)
Aggregate earnings are shown net of brokerage and/or other account fees.

Pacira BioSciences, Inc. 2024 Proxy Statement | 75

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EMPLOYMENT AGREEMENTS, SEVERANCE, AND CHANGE OF CONTROL ARRANGEMENTS

Employment Agreements
We have entered into employment agreements with each of our named executive officers. These agreements provide for “at will” employment, which means we or the executive can terminate their employment at any time, with or without cause.
If our chief executive officer (i) is terminated for any reason other than for “cause,” or (ii) terminates his employment for “good reason,” then he will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of 12 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of the portion of his outstanding unvested options and any time-based RSUs that would have become vested during the 12-month period following the date of termination, provided that he executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If, within 30 days prior to, or 12 months following, a “change of control,” our chief executive officer (i) is terminated for any reason other than for “cause,” or (ii) terminates his employment during the agreement term for “good reason,” then he will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of 24 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
in lieu of the Targeted Incentive Bonus (as defined in the employment agreement), a bonus payment in the amount of 100% of his then-current base salary, payable in one lump sum after the effective date of the release required to be provided as a condition to receiving this payment;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of all outstanding unvested options and any time-based RSUs previously granted to him, provided that he executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If any of our named executive officers, other than our chief executive officer, (i) is terminated for any reason other than for “cause,” or (ii) terminates their employment for “good reason,” then such executive officer will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of nine months from the effective date of the release required to be provided as a condition to receiving these payments;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of the portion of such executive officer’s outstanding unvested options and any time-based RSUs that would have become vested during the nine-month period following the date of termination, provided that such executive officer executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If, within 30 days prior to, or 12 months following, a “change of control,” any of our named executive officers, other than our chief executive officer, (i) is terminated for any reason other than for “cause,” or (ii) terminates their employment during the agreement term for “good reason,” then such executive officer will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of 12 months from the effective date of

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Executive Compensation
the release required to be provided as a condition to receiving these payments;
•
in lieu of the Targeted Incentive Bonus (as defined in the employment agreement), a bonus payment in the amount of a certain percentage of such executive officer’s then-current base salary (50% for Dr. Slonin, 40% for Mr. Reinhart, 35% for Mr. Gaugler, and 25% for Ms. Williams), payable in one lump sum after the effective date of the release required to be provided as a condition to receiving this payment;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of all outstanding unvested options and any time-based RSUs previously granted to such executive officer, provided that such executive officer executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

Our obligation to make the severance payments described above will be conditioned upon the executive officer’s continued compliance with the non-competition and confidentiality obligations set forth in their employment agreement and the executive officer’s execution of a general release of claims against us.
Under the employment agreements, “cause” generally means:
(i)
failure to substantially perform the duties owed to us after receiving written notice that sets forth in detail the specific respects in which our board believes that the duties have not been substantially performed, and failure to correct the failure within 30 days after receiving a demand for substantial performance and opportunity to cure;

(ii)
fraud, misconduct, dishonesty, gross negligence, or other acts either injurious to us or conducted with intentional disregard for our best interests;

(iii)
failure to follow reasonable and lawful instructions from our board and failure to cure such failure after receiving 20 days advance written notice;

(iv)
material breach of the terms of the employment agreement or our employee proprietary information and inventions assignment agreement or any other similar agreement that may be in effect from time to time; or

(v)
conviction of, or pleading guilty or nolo contendere to, any misdemeanor involving dishonesty or moral turpitude or related to our business, or any felony.

Under the employment agreements, “good reason” generally means, without the executive officer’s prior written consent:
(i)
any material reduction of the executive officer’s then effective base salary that is not in accordance with the executive officer’s employment agreement or related to a cross-executive team salary reduction;

(ii)
any material breach by us of the executive officer’s employment agreement; or

(iii)
a material reduction in the executive officer’s responsibilities or duties, not including a mere reassignment following a “change of control” to a position that is substantially similar to the position held prior to the “change of control”; provided, however, that no such event or condition shall constitute “good reason” unless (x) the executive officer gives us a written notice of termination for “good reason” not more than 90 days after the initial existence of the condition, (y) the grounds for termination (if susceptible to correction) are not corrected by us within 30 days of our receipt of such notice and (z) the termination date occurs within one year following our receipt of such notice.

Under the employment agreements, a “change of control” means:
(i)
a merger or consolidation of either us or our subsidiary, Pacira Pharmaceuticals, Inc., a California corporation (“PPI-California”) into another entity in which the stockholders of us or PPI-California (as applicable) do not control 50% or more of the total voting power of the surviving entity (other than a reincorporation merger);

(ii)
the sale, transfer, or other disposition of all or substantially all of our assets in a liquidation or dissolution; or

(iii)
the sale or transfer of more than 50% of our outstanding voting stock. In the case of each of the foregoing clauses (i), (ii) and (iii), a “change of control” as a result of a financing transaction entered into by us or PPI-California shall not constitute a “change of control” for purposes of these employment agreements.

Pacira BioSciences, Inc. 2024 Proxy Statement | 77

Executive Compensation
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF
CONTROL
Below is a summary of the potential payments that each of our named executive officers would have received upon the occurrence of the termination events specified below, assuming that each triggering event occurred on December 31, 2023.

I. INVOLUNTARY TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON
Name	Severance ($)	Health Benefits ($)	Acceleration of Equity Awards(1) ($)	Total ($)
David Stack	942,000	14,518	888,205	1,844,723
Charles A. Reinhart, III	365,175	14,518	299,881	679,574
Kristen Williams	376,500	11,600	353,021	741,121
Daryl Gaugler	376,500	20,345	311,251	708,096
Jonathan Slonin	401,250	20,345	392,294	813,889

(1)
Amounts are based on the fair market value of our common stock of  $33.74 per share, which was the closing price of our common stock on December 29, 2023, the last trading day of 2023, as reported on the Nasdaq Global Select Market.

II. INVOLUNTARY TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON IN CONNECTION WITH A CHANGE OF CONTROL
Name	Severance ($)	Health Benefits ($)	Acceleration of Equity Awards(1) ($)	Total ($)
David Stack	2,826,000	14,518	2,228,527	5,069,045
Charles A. Reinhart, III	681,660	14,518	712,318	1,408,496
Kristen Williams	627,500	11,600	856,152	1,495,252
Daryl Gaugler	677,700	20,345	832,534	1,530,579
Jonathan Slonin	802,500	20,345	926,230	1,749,075

(1)
Amounts are based on the fair market value of our common stock of  $33.74 per share, which was the closing price of our common stock on December 29, 2023, the last trading day of 2023, as reported on the Nasdaq Global Select Market.

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Executive Compensation

David Stack Retirement
On September 20, 2023, David Stack informed the Board that he intended to retire as Chief Executive Officer of the Company and as a member of the Board effective immediately following the appointment of his successor as Chief Executive Officer in order to ensure a smooth transition of leadership. Frank D. Lee was appointed as Mr. Stack’s successor on January 2, 2024.
In connection with his retirement and the services Mr. Stack will provide during the transition period, the Company (though its operating subsidiary) and Mr. Stack entered into a Transition and Retirement Agreement, dated September 20, 2023 (the “Retirement Agreement”). Pursuant to the Retirement Agreement, subject to execution and non-revocation of a customary release of claims against the Company, Mr. Stack will be entitled to: (i) continued payment of his base salary either as an executive officer or non-executive officer through September 1, 2024 (the “Retirement Date”); (ii) eligibility for cash bonus payments under the Company’s short- and long-term incentive programs for 2023 and a pro-rata amount for 2024, subject to certain conditions; (iii) continued vesting of outstanding equity awards during Mr. Stack’s continued service to the Company (including during the Consulting Period (as defined below)); (iv) the ability to exercise vested stock options for the lesser of  (a) the stated term of the stock options and (b) twenty-four months following his cessation of service to the Company under the Consulting Agreement (as defined below); (v) continued health benefits for twelve months following the Retirement Date; and (vi) certain other benefits, including change of control benefits, expense reimbursement and payment of accrued vacation. The Retirement Agreement also contains customary provisions relating to indemnification, continued cooperation with the Company, and certain non-disparagement covenants.
The Company and Mr. Stack also agreed to enter into a Consulting Agreement to be effective September 1, 2024 (the “Consulting Agreement”), pursuant to which Mr. Stack will provide transition services to the Company from September 1, 2024 until August 31, 2025 (the “Consulting Period”). Pursuant to the Consulting Agreement, Mr. Stack will receive $20,000 per month for up to 15 hours of transition services each month during the Consulting Period.

Pacira BioSciences, Inc. 2024 Proxy Statement | 79

Executive Compensation
Pay Versus Performance
The Compensation Committee oversees our compensation programs that are designed to attract, retain, motivate, and align the interests of our named executive officers with that of stockholders. We link executive pay with shareholder interests through a blend of short- and long-term measures. In 2023, incentive pay made up 88 percent of our CEO’s target compensation and, on average, 74 percent of our other named executive officers’ target compensation. The high utilization of incentive compensation results in higher total realized pay when leadership exceeds their performance targets. Conversely, failure to achieve approved targets results in lower realized pay including the possibility that some awards pay zero at the end of their performance period.
The compensation actually paid, as calculated under SEC rules (“CAP”), for the PEO (or Principal Executive Officer (“PEO”)) and the average for non-PEO named executive officers (or “non-PEO NEOs”) and certain financial performance of the Company in each of the last four fiscal years is shown in the table below. The CAP does not reflect the actual amount of compensation earned or paid during the applicable year.

PAY VERSUS PERFORMANCE TABLE
The following table sets forth information regarding the Company’s CAP and certain other Company financial information for fiscal years 2023, 2022, 2021 and 2020.
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Total for Non- PEO NEO’s	Average Compensation Actually Paid to Non-PEO NEO’s	Value of Initial Fixed $100 Investment Based on:		Net Income ($ m’s)(3)	Adjusted EBITDA ($ m’s)(4)
					Total Shareholder Return(2)	Peer Group Total Shareholder Return(1)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$6,878,091	$4,214,558	$1,538,782	$1,138,299	$74	$91	$42.0	$214.5
2022	$6,851,340	$887,122	$2,026,308	$910,108	$85	$90	$15.9	$212.7
2021	$6,942,484	$5,456,804	$2,057,810	$1,806,206	$133	$140	$42.0	$204.0
2020	$9,344,282	$13,553,554	$2,447,635	$3,526,611	$132	$126	$145.5	$112.6

(1)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used is the S&P Pharmaceuticals Select Index.

(2)
The comparison of total shareholder returns assumes that $100 was invested on December 31, 2019 in Pacira and the S&P Pharmaceuticals Select Index, and that any dividends were reinvested when and as paid.

(3)
Represents the amount of net income reflected in the Company’s audited financial statement for the applicable year. Included in net income in 2020 was a $126.6 million income tax benefit related to the release of a valuation allowance on deferred tax assets.

(4)
The company selected measure is adjusted EBITDA, calculated and defined as described in the section on page 62 titled “2023 Cash LTIP Targets and Earned Awards”.

The PEO and non-PEO NEOs included in the above compensation columns are as follows:
Year	PEO	Non-PEO NEOs
2023	David Stack	Charles A. Reinhart, III; Kristen Williams; Daryl Gaugler; Jonathan Slonin
2022	David Stack	Charles A. Reinhart, III; Kristen Williams; Daryl Gaugler; Anthony Molloy
2021	David Stack	Charles A. Reinhart, III; Max Reinhardt; Roy Winston; Jonathan Slonin
2020	David Stack	Charles A. Reinhart, III; Kristen Williams; Max Reinhardt; Donald Manning
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Executive Compensation
The following table reconciles the amounts reported in the Summary Compensation Table (“SCT”) (column (b) above) to the CAP (column (c) above) to our PEO, David Stack, in the years presented:
Item	2020	2021	2022	2023
SCT Total	$9,344,282	$6,942,484	$6,851,340	$6,878,091
Less: Stock and Option Award Values Reported in the SCT for the Covered Year	$(7,753,334)	$(4,786,294)	$(5,307,430)	$(5,176,584)
Plus: Year-End Fair Value for Stock and Option Awards Granted in the Covered Year	$9,920,391	$4,184,670	$3,140,460	$4,129,002
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	$1,933,127	$(449,125)	$(3,417,566)	$(1,033,243)
Change in Fair Value of Stock and Option Awards that Vested in the Covered Year from Prior Years	$109,088	$(434,931)	$(379,682)	$(582,708)
Plus: Fair Value as of Vesting Date of any Awards Granted and Vested in the Same Year	$—	$—	$—	$—
Less: Fair Value at Prior Year-End of Stock and Option Awards Forfeited During the Covered Year	$—	$—	$—	$—
Compensation Actually Paid	$13,553,554	$5,456,804	$887,122	$4,214,558
Stock and Option Award Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of the date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., expected term, volatility, dividend yield, risk free rate) as of the measurement date. Time-vested RSU grant date fair values are calculated using the stock price as of the date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest, as applicable.
The following table reconciles the amounts reported in the SCT (column (d) above) to the average CAP (column (e) above) to our non-PEO NEOs (as listed above) in the years presented:
Item	2020	2021	2022	2023
SCT Total	$2,447,635	$2,057,810	$2,026,308	$1,538,782
Less: Stock and Option Award Values Reported in the SCT for the Covered Year	$(1,734,857)	$(1,120,926)	$(1,291,208)	$(804,382)
Plus: Year-End Fair Value for Stock and Option Awards Granted in the Covered Year	$2,302,390	$1,029,489	$731,726	$668,953
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	$471,414	$(101,546)	$(533,189)	$(192,610)
Change in Fair Value of Stock and Option Awards that Vested in the Covered Year from Prior Years	$40,029	$(58,622)	$(23,529)	$(72,444)
Plus: Fair Value as of Vesting Date of any Awards Granted and Vested in the Same Year	$—	$—	$—	$—
Less: Fair Value at Prior Year-End of Stock and Option Awards Forfeited During the Covered Year	$—	$—	$—	$—
Compensation Actually Paid	$3,526,611	$1,806,206	$910,108	$1,138,299
Stock and Option Award Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of the date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., expected term, volatility, dividend yield, risk free rate) as of the measurement date. Time-vested RSU grant date fair values are calculated using the stock price as of the date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest, as applicable.
Pacira BioSciences, Inc. 2024 Proxy Statement | 81

Executive Compensation
Tabular List of Financial and Non-Financial Performance Measures
Used to Link Compensation Actually Paid to Named Executive Officers
for the Year Ended December 31, 2023 to Company Performance
Most Important Financial Measures	Most Important Non-Financial Measures
Adjusted EBITDA	Clinical Development
Total Net Revenues	Pipeline Development Milestones
Adjusted Earnings Per Share	Commercial Manufacturing Goals
Pipeline Development Milestones
PAY VERSUS PERFORMANCE: TOTAL SHAREHOLDER RETURN
The chart below compares the CAP to our PEO and the average CAP to our non-PEO NEOs with the TSR of the Company and its selected peer group—the S&P Pharmaceuticals Select Index. As described on page 63, this index is the same one used in our cash LTIP plan.

CAP ($'s in Millions)
Total Shareholder Return (Growth of $100 Investment)
$15
$14
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$13.6
$3.5
$5.5
$1.8
$0.9
$0.9
$4.2
$1.5
$100.00
$132.00
$133.00
$85.00
$74.00
$114.00
$101.00
$90.00
$91.00
Dec 31 2019
2020
Dec 31 2020
2021
Dec 31 2021
2022
Dec 31 2022
2023
Dec 31 2023
PEO CAP
Non-PEO NEOs Average CAP
Pacira TSR
Peer Group TSR

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Executive Compensation
PAY VERSUS PERFORMANCE: NET INCOME
The chart below compares the CAP to our PEO and the average CAP to our non-PEO NEOs with the Company’s net income.

$15
$14
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
CAP ($'s in Millions)
$150
$100
$50
$-
Net Income ($'s in Millions)
$13.6
$145.5
$3.5
$5.5
$42.0
$1.8
$0.9
$15.9
$0.9
$4.2
$42.0
$1.5
2020
2021
2022
2023
PEO CAP
Non-PEO NEOs Average CAP
Net Income

Included in net income in 2020 was a $126.6 million income tax benefit related to the release of a valuation allowance on deferred tax assets.
Pacira BioSciences, Inc. 2024 Proxy Statement | 83

Executive Compensation
PAY VERSUS PERFORMANCE: ADJUSTED EBITDA (NON-GAAP)
The chart below compares the CAP to our PEO and the average CAP to our non-PEO NEOs with the Company’s adjusted EBITDA, which includes GAAP to non-GAAP adjustments that reflect how the Company’s management analyzes its financial results. The adjusted EBITDA figures presented here are unlikely to be comparable with adjusted EBITDA disclosures released by other companies.

CAP ($'s in Millions)
Adjusted EBITDA (Non-GAAP) ($'s in Millions)
$15
$14
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$250
$200
$150
$100
$50
$-
$13.6
$3.5
$5.5
$1.8
$0.9
$0.9
$4.2
$1.5
$112.6
$204.0
$212.7
$214.5
2020
2021
2022
2023
PEO CAP
Non-PEO NEOs Average CAP
Adjusted EBITDA

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Executive Compensation
CEO Pay Ratio
Pursuant to Section 953(b) of Dodd-Frank and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our principal executive officer’s annual total compensation to the annual total compensation of our median employee.
For 2023, the annual total compensation for David Stack, our now former CEO, but who served as CEO during 2023, was $6,878,091. The annual total compensation for our median employee (identified as disclosed below) was $195,387, resulting in a pay ratio of approximately 35:1.

Selection of Determination Date
As permitted under applicable SEC rules, we did not re-identify a median this year because there have been no significant changes in our employee population or employee compensation arrangements that we believe would have a significant impact on the pay ratio disclosure for 2023. Due to anomalous compensation characteristics of the median employee identified in 2022, we have selected a substitute employee near last year’s median who is more representative.

Determination of Employee Population	As of October 2, 2022, our employee population consisted of 708 employees working either full-time or part-time in the United States and England.
Identification of Median Employee
We identified the median employee as of October 2, 2022 by:
(i)
aggregating for each applicable employee:

(A)
annual base salary for salaried employees (or hourly rate multiplied by estimated work schedule, for hourly employees),

(B)
the target bonus for 2022,

(C)
the estimated grant-date fair value of any equity awards granted during 2022, and

(ii)
ranking this compensation measure for our employees from lowest to highest.

We compared the cash compensation, including wages, overtime, salary, and bonuses during our fiscal year 2022 for each employee who was included in our adjusted employee population as the consistently applied compensation measure used to identify the median employee among those included in the adjusted employee population.
We annualized the compensation of each full-time or part-time employee who was hired in 2022 and included them in the employee population.
As part of this analysis, we converted the compensation paid to our employees in England from British Pounds to U.S. dollars using exchange rates in effect on October 2, 2022.
This calculation was performed for all of our employees, excluding Mr. Stack. After applying our methodology, we identified two median employees. As a result, we selected the individual whose compensation was closest to our consistently applied compensation measure described above.

Calculation of Annual Total Compensation
•
We determined the median employee’s 2023 annual total compensation to be $195,387, which is the amount that would have been reported for our median employee in the “Total” column of our 2023 Summary Compensation Table if they had been a Named Executive Officer for fiscal 2023.

•
We determined the CEO’s 2023 annual total compensation to be $6,878,091, which is the amount reported for Mr. Stack, who served as our CEO throughout 2023, in the “Total” column* of our 2023 Summary Compensation Table.

See the Summary Compensation Table “Total” column on page 70 of this proxy statement.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC regulations based on our internal records and the methodology described above. The SEC regulations for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates.

Pacira BioSciences, Inc. 2024 Proxy Statement | 85

86 | investor.pacira.com

Stock Ownership Information
Principal Stockholders
The following table sets forth information, to the extent known by us or ascertainable from public filings, regarding the beneficial ownership of our common stock as of April 15, 2024 (except where otherwise noted), by:
•
each of our directors;

•
each of our named executive officers;

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock; and

•
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the vesting of RSUs, or the exercise of stock options that are immediately exercisable or exercisable, in each case, within 60 days of April 15, 2024. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Percentage ownership calculations for beneficial ownership are based on 46,523,185 outstanding shares of our common stock at the close of business on April 15, 2024. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of:
Pacira BioSciences, Inc.
5401 West Kennedy Boulevard
Suite 890
Tampa, Florida 33609
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed shares of common stock issuable upon the vesting of RSUs, or subject to options held by that person that are currently exercisable or exercisable, in each case, within 60 days of April 15, 2024 to be outstanding. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% STOCKHOLDERS
BlackRock, Inc.(1) 50 Hudson Yards New York, New York 10001	8,113,714	17.4%
The Vanguard Group(2) 100 Vanguard Boulevard, Malvern, Pennsylvania 19355	5,098,424	11.0%
Pacira BioSciences, Inc. 2024 Proxy Statement | 87

Stock Ownership Information
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
DIRECTORS
Marcelo Bigal(3)	6,887	*
Laura Brege(4)	78,944	*
Abraham Ceesay(5)	6,887	*
Christopher Christie(6)	90,317	*
Mark Froimson(7)	65,920	*
Paul Hastings(8)	75,996	*
Mark Kronenfeld(9)	87,294	*
Frank D. Lee	—	*
Gary Pace(10)	89,749	*
Andreas Wicki(11)	451,324	*
Michael Yang(12)	6,887	*
Alethia Young(13)	6,887	*
NAMED EXECUTIVE OFFICERS
Stack, David(14)	1,450,132.302	3.1%
Charles A. Reinhart, III(15)	248,532	*
Kristen Williams(16)	131,065	*
Daryl Gaugler(17)	98,749.584	*
Jonathan Slonin(18)	92,941.475	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (17 PERSONS)(19)	2,988,512.361	6.4%

*
Less than 1%

(1)
This information is derived exclusively from a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 19, 2024, reporting on beneficial ownership as of December 31, 2023.

(2)
This information is derived exclusively from a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024, reporting on beneficial ownership as of December 29, 2023.

(3)
Represents 6,887 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 15, 2024.

(4)
Includes 67,622 shares of common stock issuable upon exercise of stock options and 1,775 shares of common stock issuable upon the vesting of RSUs that are exercisable/vested within 60 days of April 15, 2024.

(5)
Represents 6,887 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 15, 2024.

(6)
Includes 85,056 shares of common stock issuable upon exercise of stock options and 1,775 shares of common stock issuable upon the vesting of RSUs that are exercisable/vested within 60 days of April 15, 2024.

(7)
Includes 58,077 shares of common stock issuable upon exercise of stock options and 1,775 shares of common stock issuable upon the vesting of RSUs that are exercisable/vested within 60 days of April 15, 2024.

(8)
Includes 67,622 shares of common stock issuable upon exercise of stock options and 1,775 shares of common stock issuable upon the vesting of RSUs that are exercisable/vested within 60 days of April 15, 2024.

(9)
Includes 67,622 shares of common stock issuable upon exercise of stock options and 1,775 shares of common stock issuable upon the vesting of RSUs that are exercisable/vested within 60 days of April 15, 2024.

(10)
Includes 67,622 shares of common stock issuable upon exercise of stock options and 1,775 shares of common stock issuable upon the vesting of RSUs that are exercisable/vested within 60 days of April 15, 2024.

(11)
Consists of 451,324 shares of common stock held by HBM Healthcare Investments (Cayman) Ltd. (“HBM”). The board of directors of HBM has sole voting and investment power with respect to the shares held by such entity and acts by majority vote. The board of directors of HBM is comprised of Jean-Marc LeSieur, Richard H. Coles, Sophia A. Harris, Dr. Andreas Wicki, Dr. Mark Kronenfeld, and Richard Paul Woodhouse, none of whom has individual voting or investment power with respect to such shares.

(12)
Represents 6,887 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 15, 2024.

(13)
Represents 6,887 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 15, 2024.

88 | investor.pacira.com

Stock Ownership Information
(14)
Mr. Stack served as our Chief Executive Officer and Chairman through January 1, 2024. The information reflected in the table above and in this footnote is as of June 14, 2023, based on Mr. Stack’s most recent Form 4, filed with the SEC on June 16, 2023, as updated for the vesting of previously-issued stock options and RSUs in accordance with the Retirement Agreement and includes: (i) 97,273 shares of common stock held indirectly by Three Colleens Investment, LLC; (ii) 18,596 shares of common stock held indirectly by Stack Schroon Mohawk FLP; (iii) 315 shares of common stock held indirectly by LCK Investment LLC; and (iv) 1,186,455 shares of common stock issuable upon exercise of stock options and 26,425 shares of common stock issuable upon the vesting of RSUs that are exercisable/vested within 60 days of April 15, 2024. Mr. Stack is the general partner of Stack Schroon Mohawk FLP. Mr. Stack and his wife are the owners of each of Three Colleens Investment, LLC and LCK Investment LLC.

(15)
Includes 218,130 shares of common stock issuable upon exercise of stock options and 8,888 shares of common stock issuable upon the vesting of RSUs that are exercisable/vested within 60 days of April 15, 2024.

(16)
Includes 120,602 shares of common stock issuable upon exercise of stock options and 10,463 shares of common stock issuable upon the vesting of RSUs that are exercisable/vested within 60 days of April 15, 2024.

(17)
Includes 82,406 shares of common stock issuable upon exercise of stock options and 9,225 shares of common stock issuable upon the vesting of RSUs that are exercisable/vested within 60 days of April 15, 2024.

(18)
Includes 67,570 shares of common stock issuable upon exercise of stock options and 6,627 shares of common stock issuable upon the vesting of RSUs that are exercisable/vested within 60 days of April 15, 2024.

(19)
Includes 1,675,163 shares of common stock issuable upon exercise of stock options and 61,628 shares of common stock issuable upon the vesting of RSUs that are exercisable/vested within 60 days of April 15, 2024.

Pacira BioSciences, Inc. 2024 Proxy Statement | 89

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Information about the Annual Meeting and Voting
This proxy statement contains information about the 2024 Annual Meeting of Stockholders of Pacira BioSciences, Inc. (the “Annual Meeting”) to be held:
When	Where	Record Date
Tuesday, June 11, 2024 1:30 p.m. Pacific Time	Pacira Offices 10410 Science Center Drive San Diego, California 92121	April 15, 2024
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board with respect to each of the matters set forth in the accompanying Notice.

Purpose of the Annual Meeting and Board Voting Recommendations
At the Annual Meeting, our stockholders will consider and vote on the following matters:
Proposal		Board Recommendations	For More Information, See Page
1	Election of four Class I director nominees for election to a three-year term, expiring in 2027	FOR each nominee	17
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR	43
3	Advisory vote to approve executive compensation (“Say-on-Pay”)	FOR	51
	Transaction of any other business properly brought before the Annual Meeting
As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than Proposals 1 through 3, noted above.

Who can attend the Annual Meeting?
Only stockholders of record at the close of business on the record date of April 15, 2024 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of the close of business on April 15, 2024, there were 46,523,185 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. There is no cumulative voting, nor does Pacira have non-voting preference shares, non-voting shares without preference, multiple voting rights shares, priority shares, golden shares, voting rights ceilings, or other similar voting right restrictions.

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Information about the Annual Meeting and Voting

What is the difference between being a “Stockholder of Record” and being a beneficial owner of shares held in “Street Name”?
Stockholder of Record	Beneficial Owners of Shares Held in Street Name

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered a “stockholder of record” of those shares. In this case, the Notice has been sent to you directly by us.

If your shares are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, the Notice has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account.

How do I vote?
	Internet	Telephone	Mobile Device	Mail	At the Annual Meeting
REGISTERED HOLDERS	www.proxyvote.com	Within the United States and Canada, 1-800-690-6903 (toll-free)	Scan the QR code	Return a properly executed proxy card	In person
BENEFICIAL OWNERS (HOLDERS IN STREET NAME)	www.proxyvote.com	Within the United States and Canada, 1-800-454-8683 (toll-free)	Scan the QR code	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank, trustee, or other nominee makes available
In person. However, since you are not a shareholder of record you may not vote your shares in person at the Annual Meeting without obtaining a legal proxy from your broker, bank, trustee, or other nominee or custodian.

DEADLINE	11:59 p.m. Eastern Time on June 10, 2024, if you are a registered holder			If you are a beneficial owner, please refer to the information provided by your broker, bank, or other nominee
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Information about the Annual Meeting and Voting
Stockholder of Record	Beneficial Owners of Shares Held in Street Name

If you are a stockholder of record and the Notice was sent to you directly by us, you can vote your shares over the Internet or telephone by following the instructions on the Notice or, if you requested printed copies of our proxy materials, by Internet or telephone following the instructions on the printed proxy card you received or by mail by marking, signing, dating and mailing the printed proxy card you received in the postage-paid envelope provided. Your designation of a proxy is revocable by following the procedures outlined in this proxy statement. The method by which you vote will not limit your right to vote in person at the Annual Meeting.
If you receive hard copy materials and sign and return your proxy card without specifying choices, your shares will be voted as recommended by our board.
Telephone and Internet voting prior to the Annual Meeting for stockholders of record will be available up until 11:59 p.m. Eastern Time on June 10, 2024 and mailed proxy cards must be received prior to the start of the Annual Meeting in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

If you hold your shares through a broker, bank, trust or other nominee or custodian in “street name,” and the Notice was forwarded to you by your broker, bank, trustee or other nominee or custodian, you need to submit voting instructions to your broker, bank, trustee or other nominee or custodian in order to cast your vote. You may mark, sign, date and mail the accompanying voting instruction form in the postage-paid envelope provided. Your vote is revocable by following the procedures outlined in this proxy statement. Shares for which you are the beneficial owner but not the stockholder of record may be voted electronically during the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you should contact your broker, bank, trustee or other nominee or custodian to obtain a legal proxy.
The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization

What are “broker non-votes” and how do they affect the proposals?
A broker non-vote occurs when a broker, bank, trustee or other nominee or custodian holding shares for a beneficial owner in “street name” does not vote the shares on a proposal because the broker, bank, trustee or other nominee or custodian does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to “routine” items.
If your shares are held by a broker on your behalf and you do not instruct the broker as to how to vote your shares on Proposals 1 or 3, the broker may not exercise discretion to vote for or against those proposals because each of these proposals is considered “non-routine” under applicable rules. With respect to Proposal 2, the ratification of the appointment of KPMG as our independent registered public accounting firm, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. Broker non-votes are not counted as votes in favor of or against any proposal.

What constitutes a quorum at the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. Our Bylaws provide that a quorum will exist if stockholders holding a majority in voting power of the shares of our capital stock issued and outstanding and entitled to vote at the Annual Meeting are present at the Annual Meeting in person, present by means of remote communication or by proxy. Abstentions and broker non-votes count as present for establishing a quorum, but will not be counted as votes cast. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Pacira BioSciences, Inc. 2024 Proxy Statement | 93

Information about the Annual Meeting and Voting

What votes are required to elect directors and to approve the other proposals in this proxy statement?
Proposal		Vote Requirement	Effect of Abstentions and Broker Non-Votes
1	Election of Directors
To be elected, director nominees must receive a plurality of the votes cast (the four nominees receiving the highest number of  “FOR” votes cast will be elected). Cumulative voting is not permitted. See “Corporate Governance—Majority Vote Director Resignation Policy” regarding director nominees who receive a greater number of votes “WITHHELD” than votes “FOR” their election.
No effect
2	Ratification of Appointment of Auditor
The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented by proxy at the Annual Meeting and voting “FOR” or “AGAINST” is required.
No effect
3	Say-on-Pay
The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented by proxy at the Annual Meeting and voting “FOR” or “AGAINST” is required.
No effect

What can I do if I change my mind after I vote?
Stockholder of Record	Beneficial Owners of Shares Held in Street Name

If you are a stockholder of record, you may revoke your proxy before the vote is taken at the Annual Meeting by:
•
submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How do I vote?” section above;

•
by voting in person at the Annual Meeting; or

•
by filing a written revocation with our Secretary.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your account. You may also vote in person at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares, as described in the “How do I vote?” section above.
Whether you are a stockholder of record or a beneficial owner of shares held in street name, your attendance at the Annual Meeting will not automatically revoke your proxy.

How will the votes be counted?
A representative of Broadridge Financial Solutions, Inc. will serve as our inspector of election and will tabulate and certify the votes.

Who pays for the cost to solicit proxies for the Annual Meeting?
We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of common stock. Our directors, officers and employees also may solicit proxies by mail, telephone, and personal contact. They will not receive any additional compensation for these activities.

How can I find the results of the voting after the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and will publish final results in a

Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

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Pacira BioSciences, Inc. 2024 Proxy Statement | 95

Additional Information
Householding
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice or set of proxy materials, copy of our documents, including the annual report to stockholders, and proxy statement, may have been sent to multiple stockholders in your household, unless you have provided contrary instructions. We will promptly deliver a separate copy of either document to you upon written or oral request to:
Pacira BioSciences, Inc. Attention: Secretary 5 Sylvan Way Suite 300 Parsippany, New Jersey 07054 United States
(813) 553-6680
If you want to receive separate copies of the Notice, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your broker, bank, trustee or other nominee or custodian record holder, or you may contact us at the above address and phone number.

Stockholder Proposals
A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit the proposal so that it is received by us no later than December 23, 2024, unless the date of our 2025 annual meeting of stockholders is more than 30 days before or after June 11, 2025, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to:
Pacira BioSciences, Inc. Attention: Secretary 5 Sylvan Way Suite 300 Parsippany, New Jersey 07054 United States
For stockholder proposals submitted outside of the SEC proposal rules, our Bylaws require that advance written notice in proper form for matters to be brought before an annual stockholders meeting be received by our Secretary not less than 90 days or more than 120 days before the first anniversary date of the immediately preceding annual stockholders meeting. Accordingly, notice of stockholder proposals for the 2025 annual meeting of stockholders must be received by us between February 11, 2025 and March 13, 2025. If the date of our 2025 annual meeting of stockholders is advanced more than 20 days before, or delayed more than 60 days beyond June 11, 2025, proper notice of stockholder proposals must be received as provided for in our Bylaws.
In addition, Rule 14a-19 under the Exchange Act requires additional information be included in director nomination notices, including a statement that the stockholder intends to solicit the holders of share representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.

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Additional Information
Other Matters
Our board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors, Chief Administrative Officer and Secretary Tampa, Florida April 22, 2024

Availability of Form 10-K
The Company’s 2023 Annual Report on Form 10-K is available on our corporate website at investor.pacira.com or on the SEC’s website at sec.gov. If you would like a paper copy of our 2023
Annual Report on Form 10-K (excluding certain exhibits), please contact us by writing to: Corporate Secretary, Pacira BioSciences, Inc., 5 Sylvan Way, Suite 300, Parsippany, New Jersey 07054.

Voluntary Electronic Delivery of Proxy Materials

HELP US REDUCE OUR ENVIRONMENTAL IMPACT	HOW TO ENROLL

We encourage our stockholders to voluntarily elect to receive future proxy and annual report materials electronically to help contribute to our sustainability efforts.
The benefits include:
•
you receive immediate and convenient access to the materials

•
you can help reduce our impact on the environment

•
you can help reduce our printing and mailing costs

Stockholders of Record
	INTERNET	www.proxyvote.com
	MOBILE DEVICE	Scan the QR code
	TELEPHONE	1-800-579-1639
	EMAIL	Send a blank email with your control number in the subject line to:
sendmaterial@proxyvote.com
Beneficial Owners
	CONTACT	Contact your bank, broker, or other nominee

Pacira BioSciences, Inc. 2024 Proxy Statement | 97

Appendix A
Reconciliation of U.S. GAAP Net Income to Adjusted EBITDA
This document contains financial measures that do not comply with U.S. generally accepted accounting principles (GAAP), such as adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), because this non-GAAP financial measure excludes the impact of items that management believes affect comparability or underlying business trends.
This measure supplements the company’s financial results prepared in accordance with GAAP. Pacira management uses this measure to better analyze its financial results and to help make managerial decisions. In management’s opinion, this non-GAAP measure is useful to investors and other users of the company’s financial statements by providing greater transparency into the ongoing operating performance of Pacira and its future outlook. Such a measure should not be deemed to be an alternative to GAAP requirements or a measure of liquidity for Pacira. The non-GAAP measure presented here is also unlikely to be comparable with non-GAAP disclosures released by other companies. See the table below for a reconciliation of GAAP net income to adjusted EBITDA.

RECONCILIATION OF U.S. GAAP NET INCOME TO ADJUSTED EBITDA (in Thousands) (Unaudited)	2023
GAAP Net Income	$41,955
Interest Income	(11,444)
Interest Expense(1)	20,306
Income Tax Expense	19,746
Depreciation Expense	18,286
Amortization of Acquired Intangible Assets	57,288
EBITDA	146,137
Other Adjustments:
Contingent Consideration Gains, Acquisition-Related Charges, and Other:
Acquisition-Related Fees and Expenses	1,963
Changes in the Fair Value of Contingent Consideration	(3,424)
Restructuring Charges	1,109
Stock-Based Compensation	47,895
Step-up of Acquired Inventory to Fair Value	3,884
Loss on Early Extinguishment of Debt	16,926
Adjusted EBITDA	$214,490

(1)
Includes amortization of debt discount and debt issuance costs.

Pacira BioSciences, Inc. 2024 Proxy Statement | A-1

SCAN TO
VIEW MATERIALS & VOTE

DETACH AND RETURN THIS PORTION ONLY

PACIRA BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Laura Brege
02) Mark Froimson
03) Mark Kronenfeld
04) Michael Yang

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TO VIEW MATERIALS & VOTE PACIRA BIOSCIENCES, INC. 5401 WEST KENNEDY BOULEVARD, SUITE 890 TAMPA, FLORIDA 33609 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V46550-P09572 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.comV46551-P09572PACIRA BIOSCIENCES, INC.2024 Annual Meeting of Stockholders June 11, 2024 1:30 PM Pacific TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Frank D. Lee and Charles A. Reinhart, III, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PACIRA BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the 2024 Annual Meeting of Stockholders to be held at 1:30 PM, Pacific Time, on June 11, 2024, at the Company's offices located at 10410 Science Center Drive, San Diego, CA 92121, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side